                            PROSPECTUS--MAY 1, 2000
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                           FLEXIBLE PREMIUM VARIABLE
                             LIFE INSURANCE POLICY
                       (INDIVIDUAL LIFE AND SURVIVORSHIP)
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                                   ISSUED BY
                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                 THROUGH ITS KILICO VARIABLE SEPARATE ACCOUNT-2

  HOME OFFICE: 1 KEMPER DRIVE, LONG GROVE, ILLINOIS 60049       (847) 550-5500

     This Prospectus describes two Flexible Premium Variable Life Insurance Policies ("Policies") offered by Kemper Investors Life Insurance Company ("we" or "KILICO"). These Policies insure either the life of one Insured ("Individual Policy") or two Insureds ("Survivorship Policy"). The Survivorship Policy provides a Death Benefit payable on the death of the second Insured as long as the Policy is in force. Generally, Policy premiums are flexible. Policy benefits depend upon the investment experience of the KILICO Variable Separate Account-2.

     You have the following choices for allocating premium:

     - the Fixed Account, which accrues interest at our declared annual rate, and

     - the Subaccounts of the Separate Account, which invest in portfolios of the underlying mutual funds.

     The following portfolios of underlying mutual funds are currently available under the Policies:

- EVERGREEN VARIABLE ANNUITY TRUST

     - Evergreen VA Fund

     - Evergreen VA Growth and Income Fund

     - Evergreen VA Foundation Fund

     - Evergreen VA Global Leaders Fund

     - Evergreen VA Strategic Income Fund

     - Evergreen VA Omega Fund (formerly Evergreen VA Aggressive Growth Fund)

     - Evergreen VA Small Cap Value Fund

     - Evergreen VA International Growth Fund

     - Evergreen VA Masters Fund

- GOLDMAN SACHS VARIABLE INSURANCE TRUST

     - Goldman Sachs International Equity Fund

     - Goldman Sachs Global Income Fund
- THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (FORMERLY MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.) ("UNIVERSAL INSTITUTIONAL FUNDS")

     - Universal Institutional Funds High Yield Portfolio

     - Universal Institutional Funds U.S. Real Estate Portfolio

- FIDELITY VARIABLE INSURANCE PRODUCTS FUND ("VIP") (INITIAL CLASS)

     - Fidelity VIP Money Market Portfolio

     - Fidelity VIP Overseas Portfolio

- FIDELITY VARIABLE INSURANCE PRODUCTS FUND II ("VIP II") (INITIAL CLASS)

     - Fidelity VIP II Contrafund Portfolio(R)

     - Fidelity VIP II Index 500 Portfolio

     You may obtain more information about these portfolios in the attached prospectuses. Not all portfolios described in the prospectuses may be available under the Policies.

     Cash Value placed in the Fixed Account will earn interest at a rate declared by us. While subject to change, this interest rate is guaranteed to be at least 3% annually.

     These Policies are "life insurance" for federal tax purposes. If a Policy is a modified endowment contract, different rules apply. See "Federal Tax Matters" for a discussion of laws that affect the tax treatment of the Policy.

     You may choose from two Death Benefit options. You may also choose the Death Benefit qualification test. This is the method of qualifying the Policy as a life insurance contract for federal tax purposes. The Death Benefit is at least the amount shown in the Policy Specifications, unless there are loans. However, we reserve the right to limit the Death Benefit in certain circumstances. Cash Value is not guaranteed. If the Surrender Value does not cover all Policy charges, the Policy will lapse.

     You may cancel the Policy and receive a refund during the Free-Look Period.

     If you already own a flexible premium variable life insurance policy, it may not be advantageous to buy additional insurance or to replace your policy with the Policy described in this Prospectus.

     THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT
     PROSPECTUS FOR THE AVAILABLE UNDERLYING PORTFOLIOS. YOU SHOULD READ AND RETAIN ALL PROSPECTUSES FOR FUTURE REFERENCE.

     YOU CAN FIND THIS PROSPECTUS AND OTHER INFORMATION ABOUT THE SEPARATE ACCOUNT REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AT THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE POLICY IS NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY, IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED BY, THE DEPOSITORY INSTITUTION, AND IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS
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
                                                              PAGE
                                                              ----
DEFINITIONS.................................................    3
SUMMARY.....................................................    5
KILICO AND THE SEPARATE ACCOUNT.............................   10
THE FUNDS...................................................   10
FIXED ACCOUNT OPTION........................................   12
THE POLICY..................................................   13
POLICY BENEFITS AND RIGHTS..................................   15
CHARGES AND DEDUCTIONS......................................   21
GENERAL PROVISIONS..........................................   23
DOLLAR COST AVERAGING.......................................   25
SYSTEMATIC WITHDRAWAL PLAN..................................   26
DISTRIBUTION OF POLICIES....................................   26
FEDERAL TAX MATTERS.........................................   27
LEGAL CONSIDERATIONS........................................   30
SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS................   30
VOTING INTERESTS............................................   30
STATE REGULATION OF KILICO..................................   30
KILICO'S DIRECTORS AND OFFICERS.............................   31
LEGAL MATTERS...............................................   33
LEGAL PROCEEDINGS...........................................   33
EXPERTS.....................................................   33
REGISTRATION STATEMENT......................................   33
FINANCIAL STATEMENTS........................................   33
APPENDIX A--TABLE OF DEATH BENEFIT FACTORS..................  A-1

                                  DEFINITIONS

     ACCOUNT MAINTENANCE CHARGE--A charge deducted in the calculation of the Accumulation Unit Value for maintaining the Separate Account and Policy Owner records.

     ACCUMULATION UNIT--An accounting unit of measure used to calculate the value of each Subaccount.

     ACCUMULATION UNIT VALUE--The value of a Subaccount measured by that Subaccount's Accumulation Units.

     AGE--An Insured's age on his or her nearest birthday.

     BENEFICIARY--The person to whom the proceeds due on the Insured's (or last surviving Insured's) death are paid.

     CASH VALUE--The sum of the value of Policy assets in the Separate Account, Fixed Account and Loan Account.

     COMPANY ("WE", "US", "OUR", "KILICO")--Kemper Investors Life Insurance Company. Our home office is located at 1 Kemper Drive, Long Grove, Illinois 60049.

     DATE OF RECEIPT--The date on which a request, form or payment is received at our home office, provided (1) that date is a Valuation Date and (2) we receive the request, form or payment before the close of the New York Stock Exchange (usually 3:00 p.m., Central time). Otherwise, the next Valuation Date.

     DEATH BENEFIT--The amount payable upon the death of the Insured (the last surviving Insured in the case of a Survivorship Policy) while the Policy is in force.

     DEBT--The sum of (1) the principal of any outstanding loan, plus (2) any loan interest due or accrued to us.

     FIXED ACCOUNT--The amount of assets held in the General Account attributable to the fixed portion of the Policy.

     FIXED ACCOUNT VALUE--The portion of the Cash Value in the General Account, excluding the Loan Account.

     FREE-LOOK PERIOD--The time when you may cancel the Policy and receive a refund. This time depends on the state where the Policy is issued; however, it will be at least 10 days from the date you receive the Policy.

     FUNDS--The underlying mutual funds in which the Subaccounts of the Separate Account invest.

     GENERAL ACCOUNT--The assets of KILICO other than those allocated to the Separate Account or any other separate account.

     INSURED(S)--The person whose life is covered by the Policy and who is named in the Policy Specifications. For Survivorship Policies, there are two Insureds.

     ISSUE DATE--The date shown in the Policy Specifications. Incontestability and suicide periods for the initial Specified Amount are measured from the Issue Date.

     LOAN ACCOUNT--The amount of assets transferred from the Separate Account and the Fixed Account and held in the General Account as collateral for Debt.

     MATURITY DATE--The Policy Date anniversary nearest the Insured's (or, if the Policy is a Survivorship Policy, the younger Insured's) 100th birthday.

     MONTHLY PROCESSING DATE--The same day in each month as the Policy Date. Policy months are determined from the Monthly Processing Date.

     MORTALITY AND EXPENSE RISK CHARGE--A charge deducted in the calculation of the Accumulation Unit Value for the assumption of mortality risks and expense guarantees.

     NET PREMIUM--The premium paid minus premium charges shown in the Policy Specifications.

     OWNER ("YOU", "YOUR", "YOURS")--The person designated on the application who may exercise all rights and privileges under the Policy.

     PLANNED PREMIUM--The scheduled premium you specify in the application.

     POLICY DATE--The date shown in the Policy Specifications. The Policy Date is used to determine Policy Years and Monthly Processing Dates. The Policy Date is the date insurance coverage takes effect subject to principles of state law regarding our obligations between the time we accept an application and premium and the time we issue the Policy. The specific terms are provided when we accept an application.

     POLICY LOAN--The amount of the Cash Value which you have borrowed as a loan. You may borrow up to 90% of the Policy's Cash Value.

     POLICY YEAR--Each year commencing with the Policy Date and each Policy Date anniversary thereafter.

     SEPARATE ACCOUNT--The KILICO Variable Separate Account-2, which was established under Illinois law as a separate investment account of KILICO.

     SEPARATE ACCOUNT VALUE--The portion of the Cash Value in the Subaccount(s).

     SPECIFIED AMOUNT--The amount chosen by you and used to calculate the Death Benefit. The Specified Amount is shown in the Policy Specifications.

     SUBACCOUNT--A subdivision of the Separate Account.

     SURRENDER VALUE--Cash Value on the date of surrender minus any Debt.

     TRADE DATE--For Policies issued in jurisdictions that require a return of initial premium during the Free-Look Period, including Policies which replace an existing insurance policy issued in certain jurisdictions, the Valuation Date 30 days following the Issue Date or a later Valuation Date immediately upon your completion of all requirements for coverage and our recording the Policy in force.

     VALUATION DATE--Each business day on which valuation of the assets of the Separate Account is required by applicable law, which currently is each day that the New York Stock Exchange is open for trading.

     VALUATION PERIOD--The period that starts at the close of a Valuation Date and ends at the close of the next succeeding Valuation Date.

                                    SUMMARY

     This section summarizes this Prospectus. Please read the entire Prospectus. You should refer to the heading "Definitions" for the meaning of certain terms. If states require variations, they appear in supplements attached to this Prospectus or in endorsements to the Policy. Unless otherwise indicated, this Prospectus describes an in force Policy with no loans.

     You pay a premium for life insurance coverage on the Insured(s). Generally, you may choose the amount and frequency of premium payments. The Policy provides for a Surrender Value which is payable if the Policy is terminated during an Insured's lifetime. The Death Benefit and Cash Value of the Policy may increase or decrease to reflect investment experience.

     Cash Value is not guaranteed. If the Surrender Value is insufficient to pay Policy charges, the Policy will lapse unless an additional premium payment or loan repayment is made. (See "The Policy--Premiums," "The Policy--Allocation of Premiums and Separate Account Value," "Charges and Deductions," and "Policy Benefits and Rights.")

     A Policy may be issued as or become a modified endowment contract as a result of a material change or reduction in benefits as defined by the Internal Revenue Code. The Policy may also become a modified endowment contract if excess premiums are paid. If the Policy is treated as a modified endowment contract, certain distributions will be included in your federal gross income (See "Federal Tax Matters.")

     The purpose of the Policy is to provide insurance protection for the Beneficiary. The Policy is not comparable to a systematic investment plan of a mutual fund.

POLICY BENEFITS

     CASH VALUE. Cash Value reflects the amount and frequency of premium payments, the investment experience of the selected Subaccounts, any values in the Fixed Account and Loan Account, and Policy charges. You bear the entire investment risk on amounts allocated to the Separate Account. We do not guarantee Separate Account Value. (See "Policy Benefits and Rights--Cash Value.")

     You may surrender a Policy at any time and receive the Surrender Value. The Surrender Value is the Cash Value minus outstanding Debt. Partial withdrawals are available subject to restrictions. (See "Policy Benefits and Rights--Surrender Privilege.")

     POLICY LOANS. You may borrow up to 90% of Cash Value. (See "Policy Benefits and Rights--Policy Loans.") The minimum amount of a loan is $500. Interest is charged at a rate not exceeding the greater of the interest rate shown in the Policy and a published monthly average, currently Moody's Corporate Bond Yield Average-Monthly Average Corporates ("Adjustable Loan Interest Rate").

     When a loan is made, a portion of Cash Value equal to the loan amount is transferred from the Separate Account and the Fixed Account (pro rata, unless you request otherwise) to the Loan Account. We credit interest to Cash Value held in the Loan Account. The interest rate is the Adjustable Loan Interest Rate reduced by not more than 1%. (See "Policy Benefits and Rights--Policy Loans.")

     If the Policy is a modified endowment contract, a loan is treated as a taxable distribution. (See "Federal Tax Matters.")

     DEATH BENEFIT. An in force Policy pays a Death Benefit upon the death of the Insured (or upon the death of the last surviving Insured for a Survivorship Policy). The Policy has two death benefit options. Under Option A, the Death Benefit is the Specified Amount stated in the Policy Specifications. Under Option B, the Death Benefit is the Specified Amount stated in the Policy Specifications plus the Cash Value. The Death Benefit is never less than the Cash Value multiplied by the appropriate factor specified in Appendix A. We may limit the Death Benefit in certain circumstances. The Death Benefit payable is reduced by any Debt. (See "Policy Benefits and Rights--Death Benefit.")

PREMIUMS

     The amount and frequency of premium payments are flexible. You specify a Planned Premium on the application. However, you are not required to make the Planned Premiums and, subject to certain restrictions, may make premium payments in any amount and at any frequency. The amount, frequency, and period of time over which you pay premiums affects whether the Policy will be classified as a modified endowment contract. The minimum monthly premium payment is $50. Other minimums apply for other payment modes.

     Payment of the Planned Premium does not guarantee that a Policy remains in force. Instead, Surrender Value must be sufficient to cover all Policy charges for the Policy to remain in force. (See "The Policy--Premiums.")

THE SEPARATE ACCOUNT

     ALLOCATION OF PREMIUMS. The portion of the premium available for allocation equals the premium paid less applicable charges. You indicate in the application the percentages of premium to be allocated among the Subaccounts of the Separate Account and the Fixed Account. The Subaccounts each invest in shares of a designated portfolio of Evergreen Variable Annuity Trust, Goldman Sachs Variable Insurance Trust, The Universal Institutional Funds, Inc. (formerly Morgan Stanley Dean Witter Universal Funds, Inc.), Fidelity Variable Insurance Products Fund, or Fidelity Variable Insurance Products Fund II.

     For Policies issued in jurisdictions that require a return of premium during the Free Look Period, the initial Net Premium is allocated to the Fidelity VIP Money Market Subaccount on the day after receipt. On the Trade Date, the Separate Account Value in the Fidelity VIP Money Market Subaccount is allocated among the Subaccounts and the Fixed Account in accordance with your instructions in the application. For all other jurisdictions, on the Issue Date, the initial Net Premium will generally be allocated to the Subaccounts and the Fixed Account in accordance with your instructions in the application. (See "The Policy--Policy Issue.")

     TRANSFERS. You may transfer Separate Account Value among the Subaccount once every fifteen (15) days. Transfers are also permitted between the Fixed Account and the Subaccounts, subject to restrictions. (See "The
Policy--Allocation of Premiums and Separate Account Value.")

THE FUNDS

     The following Portfolios of Evergreen Variable Annuity Trust are currently available for investment by the Separate Account:

     - Evergreen VA Fund
     - Evergreen VA Growth and Income Fund
     - Evergreen VA Foundation Fund
     - Evergreen VA Global Leaders Fund
     - Evergreen VA Strategic Income Fund
     - Evergreen VA Omega Fund (formerly Evergreen VA Aggressive Growth Fund)
     - Evergreen VA Small Cap Value Fund
     - Evergreen VA International Growth Fund
     - Evergreen VA Masters Fund

     The following Portfolios of Goldman Sachs Variable Insurance Trust are currently available for investment by the Separate Account:

     - Goldman Sachs International Equity Fund
     - Goldman Sachs Global Income Fund

     The following Portfolios of The Universal Institutional Funds, Inc. (formerly Morgan Stanley Dean Witter Universal Funds, Inc.) are currently available for investment by the Separate Account:

     - Universal Institutional Funds High Yield Portfolio
     - Universal Institutional Funds U.S. Real Estate Portfolio

     Initial Class Shares of the following Portfolios of the Fidelity Variable Insurance Products Fund are currently available for investment by the Separate
Account:

     - Fidelity VIP Money Market Portfolio
     - Fidelity VIP Overseas Portfolio

     Initial Class Shares of the following Portfolios of the Fidelity Variable Insurance Products Fund II are currently available for investment by the Separate Account:

     - Fidelity VIP II Contrafund Portfolio
     - Fidelity VIP II Index 500 Portfolio

     For a more detailed description of the Funds, see "The Funds," and the Funds' prospectuses accompanying this Prospectus, and statements of additional information available from us upon request.

CHARGES

     We deduct a state and local premium tax charge equal to the actual state tax rate before Net Premium is allocated. In addition, we deduct a charge of 1% of each premium payment to compensate us for corporate income tax liability before Net Premium is allocated. (See "Charges and Deductions--Deductions from Premiums.")

     We currently do not deduct any other charges from premium or the Separate Account for federal, state or other taxes. Should we determine that these taxes apply, we may make deductions from the Separate Account to pay those taxes. (See "Charges and Deductions--Other Charges" and "Federal Tax Matters.")

     We deduct a charge from Cash Value in each Subaccount and the Fixed Account on the Policy Date and on each Monthly Processing Date for the cost of life insurance coverage. In addition, we deduct an asset charge from each Subaccount on a daily basis for our assumption of mortality and expense risks. This charge will not exceed an effective annual rate of .90%. (See "Charges and Deductions--Cost of Insurance Charge" and "Charges and Deductions--Mortality and Expense Risk Charge.")

     We also deduct a Monthly Administrative Charge and an Account Maintenance Charge. The Monthly Administrative Charge is deducted from Cash Value on each Monthly Processing Date in the amount of $20 per month during the first Policy Year and the first 12 months following an increase in Specified Amount, and $5 per month at all other times. We deduct the Account Maintenance Charge from each Subaccount as a daily asset charge. The effective annual rate for this charge is 0.45%. (See "Charges and Deductions--Policy and Separate Account Administration Charges.")

     You indirectly bear the annual Fund operating expenses of the Portfolios in which the Subaccounts invest. These may include management fees, 12b-1 fees and other expenses. See "Charges and Deductions--Other Charges" in this Prospectus and the prospectuses for the Funds.

TAX TREATMENT UNDER CURRENT FEDERAL TAX LAW

     Under existing federal tax law, any increase in Cash Value is generally not taxable to you until a distribution occurs through a withdrawal or surrender. Generally, distributions are not included in income until the amount of the distributions exceeds the premiums paid for the Policy. If the Policy is treated as a modified endowment contract, a Policy Loan is also treated as a distribution. Generally, distributions from a modified endowment contract (including loans) are included in income to the extent Cash Value exceeds premiums paid. A change of Owner, an assignment, a Policy Loan or a surrender of the Policy may have tax consequences.

     Death Benefits payable under the Policy are generally excludable from the gross income of the Beneficiary. As a result, the Beneficiary would not be subject to income tax on the Death Benefit. (See "Federal Tax Matters.")

FREE-LOOK PERIOD

     You may examine a Policy and return it for a refund during the Free-Look Period. The length of the Free-Look Period depends on the state where the Policy is issued; however, it will be at least 10 days from the date you receive the Policy. (See "Policy Benefits and Rights--Free-Look Period and Exchange Rights.")

ILLUSTRATIONS OF CASH VALUE, SURRENDER VALUE, DEATH BENEFIT

     Tables in Exhibit 10. to the registration statement illustrate Cash Value, Surrender Value and Death Benefits. These illustrations are based on Policy charges and hypothetical assumed rates of return for the Separate Account. The Separate Account's investment experience will differ, and the actual Policy values will be higher or lower than those illustrated.

     Upon request, we will provide a free, personalized illustration reflecting the proposed Insured's age, underwriting classification, and sex (where applicable). Otherwise, a personalized illustration uses the same methodology and format as those appearing in Exhibit 10. to the registration statement.

FEES AND EXPENSES

     The following tables are designed to help you understand the fees and expenses that you bear, directly or indirectly. The first table describes the Policy charges and deductions that you bear directly. The second table describes the fees and expenses of the Portfolios. You indirectly bear these fees and expenses. (See "Charges and Deductions.")

                         POLICY CHARGES AND DEDUCTIONS

TRANSACTION CHARGES
     Premium Tax Charge(1).............  0.00% to 5% of each premium payment
     DAC Tax Charge....................  1% of each premium payment
     Transfer Charge...................  None
     Sales Charge or Surrender           None
       Charge..........................

ACCOUNT VALUE CHARGES (deducted monthly)
     Cost of Insurance Charge(2).......  CURRENT                           GUARANTEED
                                         -------                           ----------
          Individual Policy              Ranges from $0.01263 per $1,000   Ranges from $0.05669 per
                                           of net amount at risk to          $1,000 of net amount at
                                           $83.33 per $1,000 of net          risk to $83.33 per $1,000
                                           amount at risk(3)                 of net amount at risk(3)
          Survivorship Policy            Ranges from $0.00833 per $1,000   Ranges from $0.01 per
                                           of net amount at risk to          $1,000 of net amount at
                                           $83.33 per $1,000 of net          risk to $83.33 per $1,000
                                           amount at risk(3)                 of net amount at risk(3)
     Monthly Administrative Charge.....  $20 per month during Policy Year 1 and for 12 months following an increase in Specified Amount(4)
                                         $5 per month thereafter
ANNUAL SEPARATE ACCOUNT CHARGES (deducted daily and shown as an annualized percentage of average net assets)
     Mortality and Expense Risk Charge
          Current......................  CUMULATIVE ADJUSTED               MORTALITY AND EXPENSE
                                         PREMIUMS PAID(5)                    RISK CHARGE
                                         --------------                    --------------------
                                         Up to $100,000                    0.65%
                                         $100,000-$250,000                 0.50%
                                         $250,001-$500,000                 0.40%
                                         $500,001 and higher               0.30%
          Guaranteed...................  Effective annual rate guaranteed not to exceed 0.90%
     Account Maintenance Charge........  0.45%
     Federal Income Tax Charge(6)......  None

---------------

(1) We deduct a premium tax charge equal to the actual state and local tax rate from each premium payment. State and local premium tax rates generally range from 0.00% to 5%, but may be higher. (See "Charges and Deductions--Deductions from Premiums.")

(2) The current cost of insurance charge will never exceed the guaranteed cost of insurance charge shown in the Policy Specifications. The net amount at risk equals the Death Benefit divided by 1.0024663, minus Cash Value. (See "Charges and Deductions--Cost of Insurance Charge.")

(3) Current and guaranteed cost of insurance charges are based on the issue age (or attained age following an increase in Specified Amount), sex, Insured's rate class, and Policy Year.

(4) We require current satisfactory evidence of insurability for an increase in Specified Amount. (See "Policy Benefits and Rights--Changes in Specified Amount.")

(5) For purposes of determining the appropriate Mortality and Expense Risk Charge, we may combine total Cumulative Adjusted Premiums Paid on one or more Policies by a common grantor, Owner, sponsor (such as in split dollar arrangements), or other group arrangement. (See "Charges and Deductions -- Mortality and Expense Risk Charge.")

(6) We do not currently charge for federal, state or other taxes that may be applied to the Separate Account, but we may do so in the future. (See "Charges and Deductions--Other Charges.")

                PORTFOLIO EXPENSES AFTER WAIVERS/REIMBURSEMENTS
     (as a percentage of net assets for the period ended December 31, 1999)

                                                                                        TOTAL
                                                              MANAGEMENT    OTHER     OPERATING
                         PORTFOLIO                               FEES      EXPENSES   EXPENSES
                         ---------                            ----------   --------   ---------
Evergreen VA Fund(1)........................................    0.79%       0.23%       1.02%
Evergreen VA Growth and Income Fund(1)......................    0.80%       0.21%       1.01%
Evergreen VA Foundation Fund................................    0.75%       0.20%       0.95%
Evergreen VA Global Leaders Fund(1).........................    0.68%       0.33%       1.01%
Evergreen VA Strategic Income Fund..........................    0.52%       0.32%       0.84%
Evergreen VA Omega Fund.....................................    0.52%       0.44%       0.96%
Evergreen VA Small Cap Value Fund(1)........................    0.51%       0.50%       1.01%
Evergreen VA International Growth Fund(1)...................    0.00%       1.03%       1.03%
Evergreen VA Masters Fund(1)................................    0.37%       0.63%       1.00%
Goldman Sachs International Equity Fund(2)..................    1.00%       0.35%       1.35%
Goldman Sachs Global Income Fund(2).........................    0.90%       0.25%       1.15%
Universal Institutional Funds High Yield Portfolio(3).......    0.19%       0.61%       0.80%
Universal Institutional Funds U.S. Real Estate
  Portfolio(3)..............................................    0.00%       1.10%       1.10%
Fidelity VIP Money Market Portfolio.........................    0.18%       0.09%       0.27%
Fidelity VIP Overseas Portfolio(4)..........................    0.73%       0.14%       0.87%
Fidelity VIP II Contrafund Portfolio(4).....................    0.58%       0.07%       0.65%
Fidelity VIP II Index 500 Portfolio(5)......................    0.24%       0.04%       0.28%

---------------
(1) Reflects an agreement to voluntarily limit aggregate operating expenses (including investment advisory expenses, but excluding interest, brokerage commissions and extraordinary expenses) to 1.00% of average daily net assets. Absent such an agreement, the Management Fees, Other Expenses and Total Operating Expenses for the period from January 1, 1999 to December 31, 1999, restated to reflect current fees, were as follows:

                                                                                      TOTAL
                                                            MANAGEMENT    OTHER     OPERATING
                                                               FEES      EXPENSES   EXPENSES
                                                            ----------   --------   ---------
Evergreen VA Fund.........................................    0.87%       0.23%       1.10%
Evergreen VA Growth and Income Fund.......................    0.87%       0.21%       1.08%
Evergreen VA Global Leaders Fund..........................    0.87%       0.33%       1.20%
Evergreen VA Small Cap Value Fund.........................    0.87%       0.50%       1.37%
Evergreen VA International Growth Fund....................    0.66%       1.81%       2.47%
Evergreen VA Masters Fund.................................    0.87%       0.63%       1.50%

(2) Each Goldman Sachs Portfolio is a series of Goldman Sachs Variable Insurance Trust. Expenses are based on estimated expenses for fiscal year ending December 31, 2000. Each Portfolio's investment adviser has voluntarily agreed to reduce or limit certain "Other Expenses" (excluding management fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.35% of the Goldman Sachs International Equity Fund's average daily net assets and 0.25% of the Goldman Sachs Global Income Fund's average daily net assets. Without such reduction or limitation, "Other Expenses" and "Total Operating Expenses" for the Goldman Sachs International Equity Fund and the Goldman Sachs Global Income Fund would have been 0.77% and 1.77% and 1.78% and 2.68%, respectively, on an annualized basis. The reductions or limits may be discontinued or modified by the investment adviser in its discretion at any time.

(3) Each Portfolio's management fees and expenses were voluntarily waived and/or reimbursed by its investment adviser. Absent waiver and/or reimbursement, Management Fees, Other Expenses, and Total Operating Expenses would have been 0.50%, 0.61% and 1.11% for High Yield Portfolio, and 0.80%, 1.10% and 1.90% for U.S. Real Estate Portfolio.

(4) A portion of the brokerage commissions that certain Portfolios pay was used to reduce expenses. In addition, certain Portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of Portfolio expenses. Without these reductions, Management Fees, Other Expenses and Total Operating Expenses would have been 0.73%, 0.18% and 0.91%, respectively, for the Fidelity VIP Overseas Portfolio and 0.58%, 0.09% and 0.67%, respectively, for the Fidelity VIP II Contrafund Portfolio.

(5) The investment adviser agreed to reimburse a portion of the Fidelity VIP II Index 500 Portfolio's expenses during the period. Without such reimbursement, Management Fees, Other Expenses and Total Operating Expenses would have been 0.24%, 0.10%, and 0.34%, respectively.

                        KILICO AND THE SEPARATE ACCOUNT

KEMPER INVESTORS LIFE INSURANCE COMPANY

     We were organized under the laws of the State of Illinois in 1947 as a stock life insurance company. Our offices are located at 1 Kemper Drive, Long Grove, Illinois 60049. We offer life insurance and annuity products and are admitted to do business in the District of Columbia and all states except New York. We are a wholly-owned subsidiary of Kemper Corporation, a non-operating holding company. KILICO and Kemper Corporation are wholly-owned subsidiaries of Zurich Financial Services ("ZFS"). ZFS is owned by Zurich Allied A.G. and Allied Zurich p.l.c., fifty-seven percent and forty-three percent, respectively.

SEPARATE ACCOUNT

     KILICO Variable Separate Account-2 was established as a separate investment account on June 17, 1997. The Separate Account receives and invests Net Premium. In addition, the Separate Account may receive and invest net premiums for other variable life insurance policies offered by KILICO.

     The Separate Account is administered and accounted for as part of our general business. The income, capital gains or capital losses of the Separate Account are credited to or charged against Separate Account assets, without regard to the income, capital gains or capital losses of any other separate account or any other business we conduct. The Policy benefits are our obligations.

     The Separate Account is registered with the Securities and Exchange Commission (the "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). However, the Commission does not supervise the management, investment practices or policies of the Separate Account or KILICO.

     The Policy currently offers seventeen Subaccounts. Additional Subaccounts may be added in the future. Not all Subaccounts may be available in all jurisdictions or under all Policies.

                                   THE FUNDS

     The Separate Account invests in shares of Evergreen Variable Annuity Trust, Goldman Sachs Variable Insurance Trust, The Universal Institutional Funds, Inc. (formerly Morgan Stanley Dean Witter Universal Funds, Inc.), Fidelity Variable Insurance Products Fund, and Fidelity Variable Insurance Products Fund II. Each is a series type mutual fund registered as an open-end management investment company. The Commission does not supervise their management, investment practices or policies. The Funds provide investment vehicles for variable life insurance and variable annuity contracts. Shares of the Funds currently are sold only to insurance company separate accounts and certain qualified retirement plans. In addition to the Separate Account, shares of the Funds may be sold to variable life insurance and variable annuity separate accounts of insurance companies not affiliated with KILICO. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts of companies unaffiliated with KILICO, or for variable life insurance separate accounts, variable annuity separate accounts and qualified retirement plans to invest simultaneously in the Funds. Currently, we do not foresee disadvantages to variable life insurance owners, variable annuity owners or qualified retirement plans. The Funds have an obligation to monitor events for material conflicts between owners and determine what action, if any, should be taken. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action on our own.

     The Separate Account invests in the Portfolios of the Funds. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the income, gains or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

EVERGREEN VARIABLE ANNUITY TRUST

     The Portfolios of the Evergreen Variable Annuity Trust in which the Separate Account invests are summarized below:

     EVERGREEN VA FUND: Seeks long-term capital growth.

     EVERGREEN VA GROWTH AND INCOME FUND: Seeks capital growth in the value of its shares and current income.

     EVERGREEN VA FOUNDATION FUND: Seeks, in order of priority, reasonable income, conservation of capital and capital appreciation.

     EVERGREEN VA GLOBAL LEADERS FUND: Seeks to provide investors with long-term capital growth.

     EVERGREEN VA STRATEGIC INCOME FUND: Seeks high current income from interest on debt securities. Secondarily, the Fund considers potential for growth of capital in selecting securities.

     EVERGREEN VA OMEGA FUND (FORMERLY EVERGREEN VA AGGRESSIVE GROWTH
FUND): Seeks long-term capital growth.

     EVERGREEN VA SMALL CAP VALUE FUND: Seeks current income and capital growth in the value of its shares.

     EVERGREEN VA INTERNATIONAL GROWTH FUND: Seeks long-term growth of capital and, secondarily, modest income.

     EVERGREEN VA MASTERS FUND: Seeks long-term capital growth.

     Evergreen Asset Management Corp. is the investment adviser to Evergreen VA Fund, Evergreen VA Growth and Income Fund, Evergreen VA Foundation Fund, Evergreen VA Global Leaders Fund, and Evergreen VA Small Cap Value Fund. Evergreen Investment Management Company is the investment adviser to Evergreen VA Omega Fund (formerly Evergreen VA Aggressive Growth Fund), Evergreen VA Strategic Income Fund and Evergreen VA International Growth Fund. Pursuant to a manager of managers strategy, Evergreen Investment Management is the investment adviser to Evergreen VA Masters Fund. Evergreen Asset Management Corp., MFS Institutional Advisors, Inc., Oppenheimer Funds, Inc., and Putnam Investment Management, Inc. currently serve as managers of segments of the Evergreen VA Masters Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

     The Portfolios of the Goldman Sachs Variable Insurance Trust in which the Separate Account invests are summarized below:

     GOLDMAN SACHS INTERNATIONAL EQUITY FUND: Seeks long-term capital appreciation.

     GOLDMAN SACHS GLOBAL INCOME FUND: Seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

     Goldman Sachs Asset Management International, an affiliate of Goldman, Sachs & Co., serves as investment adviser to the Goldman Sachs International Equity Fund and the Goldman Sachs Global Income Fund.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (FORMERLY MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.)

     The Portfolios of The Universal Institutional Funds, Inc. (formerly Morgan Stanley Dean Witter Universal Funds, Inc.) in which the Separate Account invests are summarized below:

     HIGH YIELD PORTFOLIO: Seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities, commonly referred to as "junk bonds." The Portfolio may also invest in investment grade fixed income securities (including U.S. Government securities), corporate bonds and mortgage securities, and to a limited extent foreign fixed income securities; and may use futures, swaps and other derivatives.

     U.S. REAL ESTATE PORTFOLIO: Seeks above-average current income and long-term capital appreciation by investing primarily in equity securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including real estate investment trusts ("REITs").

     Miller Anderson & Sherrerd, LLP serves as investment adviser to the High Yield Portfolio. Morgan Stanley Asset Management serves as investment adviser to the U.S. Real Estate Portfolio.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

     The Portfolios of the Fidelity Variable Insurance Products Fund in which the Separate Account invests are summarized below:

     FIDELITY VIP MONEY MARKET PORTFOLIO (INITIAL CLASS): Seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

     FIDELITY VIP OVERSEAS PORTFOLIO (INITIAL CLASS): Seeks long-term growth of capital.

     Fidelity Management & Research Company ("FMR") serves as the investment adviser to the Fidelity VIP Money Market Portfolio and the Fidelity VIP Overseas Portfolio. Fidelity Investments Money Management, Inc., a subsidiary of FMR, chooses investments for the Fidelity VIP Money Market Portfolio. Fidelity Management & Research (U.K.) Inc. ("FMR U.K."), in London, England, Fidelity Management & Research (Far East) Inc. ("FMR Far East"), in Tokyo, Japan, Fidelity International Investment Advisors, in Pembroke, Bermuda, and Fidelity International Investment Advisors (U.K.) Limited ("FIIA(U.K.)L"), in London, England, serve as sub-advisers to the Fidelity VIP Overseas Portfolio.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

     The Portfolios of the Fidelity Variable Insurance Products Fund II in which the Separate Account invests are summarized below:

     FIDELITY VIP II CONTRAFUND PORTFOLIO (INITIAL CLASS): Seeks long-term capital appreciation.

     FIDELITY VIP II INDEX 500 PORTFOLIO (INITIAL CLASS): Seeks investment results that correspond to the total return of common stocks publicly traded in the United States as represented by the S&P 500.

     FMR serves as the investment adviser to the Fidelity VIP II Contrafund Portfolio and the Fidelity VIP II Index 500 Portfolio. FMR U.K., FMR Far East, and FIIA(U.K.)L serve as sub-advisers to the Fidelity VIP II Contrafund Portfolio. Bankers Trust Company, a wholly-owned subsidiary of Bankers Trust New York Corporation, currently serves as the sub-adviser to the Fidelity VIP II Index 500 Portfolio.

     The Portfolios may not achieve their stated objectives. More detailed information, including a description of risks involved in investing in the Portfolios, is found in the Funds' prospectuses, accompanying this Prospectus, and statements of additional information, available from us upon request. (See also "Charges and Deductions--Other Charges").

CHANGE OF INVESTMENTS

     We reserve the right to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. We reserve the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio or of another investment company, if the shares of a Portfolio are no longer available for investment, or if in our judgment further investment in any Portfolio becomes inappropriate in view of the purposes of the Policy or the Separate Account. We may also eliminate or combine one or more Subaccounts, transfer assets, or substitute one Subaccount for another Subaccount, if, in our sole discretion, marketing, tax or investment conditions warrant. We will not substitute any shares attributable to an Owner's interest in a Subaccount without notice to the Owner and the Commission's prior approval, if required. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

     We also reserve the right to establish additional Subaccounts of the Separate Account, each of which would invest in a new Portfolio of the Funds, or in shares of another investment company. New subaccounts may be established when, in our sole discretion, marketing needs or investment conditions warrant, New subaccounts may be made available to existing Owners as we determine.

     If we deem it to be in the best interests of persons having interests under the Policy, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under that Act in the event such registration is no longer required; or (c) combined with our other separate accounts. To the extent permitted by law, we may also transfer assets of the Separate Account associated with the Policy to another separate account, or to the General Account.

                              FIXED ACCOUNT OPTION

     Amounts allocated or transferred to the Fixed Account are part of our General Account, supporting insurance and annuity obligations. Interests in the Fixed Account are not registered under the Securities Act of 1933 ("1933 Act"), and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any Fixed Account interests generally are subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Statements regarding the Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     Under the Fixed Account option, we pay a fixed interest rate for stated periods. This Prospectus describes only the aspects of the Policy involving the Separate Account, unless we refer to fixed accumulation and settlement options.

     We guarantee the interest rate credited to the Fixed Account will be at least 3% annually. At our discretion, we may credit interest in excess of 3%. We reserve the right to change the rate of excess interest credited. We also reserve the right to declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Account and Cumulative Adjusted Premiums Paid. (See "Charges and Deductions--Mortality and Expense Risk Charge."). As a result, amounts at any given designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. Pursuant to state insurance law, we may defer payment of any surrender proceeds, withdrawal amounts, or loan amounts from the Fixed Account for a period up to six (6) months.

                                   THE POLICY

POLICY ISSUE

     Before we issue a Policy, we must receive a completed application and the minimum initial premium at our home office. We ordinarily issue a Policy only for Insureds Age 1 through 85 who supply satisfactory evidence of insurability. Acceptance of an application is subject to our underwriting requirements.

     After underwriting is complete and the Policy is delivered to you, insurance coverage begins as of the Policy Date. (See "Premiums.") A Survivorship Policy is owned

     - jointly by the two Insureds,

     - by the surviving Insured, or

     - by a different Owner named in the application or subsequently changed.

     If the Policy is jointly owned, both Owners must join in the exercise of rights under the Policy.

PREMIUMS

     We must receive premiums at our home office. (See "Distribution of Policies.") Checks must be made payable to KILICO.

     PLANNED PREMIUMS. You specify a Planned Premium payment on the application that provides for the payment of level premiums over a specified period of time. However, you are not required to pay Planned Premiums.

     The total minimum premium is: (i) $250,000 for the first Policy Year or
(ii) $50,000 per year for the first five Policy Years. However, the following minimums apply to Individual Policies issued in multi-life cases: single premium $5,000; annual $600; semi-annual $300; quarterly $150; monthly $50; and unscheduled $150. The maximum amount of premium that may be paid at any time is the maximum permitted under tax law to qualify the Policy as a life insurance contract. The amount, frequency and period of time over which you pay premiums may affect whether the Policy will be classified as a modified endowment contract. Accordingly, variations from the Planned Premiums cause the Policy to become a modified endowment contract, and therefore subject to different tax treatment from conventional life insurance contracts for certain pre-death distributions. (See "Federal Tax Matters.")

     Payment of the Planned Premium does not guarantee that a Policy remains in force. Instead, the duration of the Policy depends upon the Policy's Surrender Value. Even if Planned Premiums are paid, the Policy will lapse any time Surrender Value is insufficient to pay the current monthly deductions and a grace period expires without sufficient payment. (See "The Policy--Policy Termination, Lapse and Reinstatement.")

     The initial premium is the only premium required to be paid under a Policy. However, additional premiums may be necessary to keep the Policy in force. We may reject or limit any premium payment that is below the current minimum premium amount, or that would increase the Death Benefit by more than the amount of the premium. We may return all or a portion of a premium payment if it would disqualify the Policy as life insurance under the Internal Revenue Code. We will not reject a premium payment which is required to keep a Policy in force. (See "The Policy--Policy Termination, Lapse and Reinstatement.")

     Certain charges are deducted from each premium payment. (See "Charges and Deductions.") The remainder of the premium is Net Premium and is allocated as described below under "The Policy--Allocation of Premiums and Separate Account Value."

     POLICY DATE. The Policy Date is used to determine Policy Years and Monthly Processing Dates. The Policy Date is the date that insurance coverage takes effect. If this date is the 29th, 30th, or 31st of a month, the Policy Date will be the first of the following month.

     In the event we decline an application, we will refund Cash Value in the Fidelity VIP Money Market Subaccount plus the total amount of monthly deductions and deductions against premiums.

ALLOCATION OF PREMIUMS AND SEPARATE ACCOUNT VALUE

     ALLOCATION OF PREMIUMS. For Policies issued in those jurisdictions that require a return of premium during the Free-Look Period, including Policies which replace an existing insurance policy issued in certain jurisdictions, the initial Net Premium is allocated to the Fidelity VIP Money Market Subaccount. Separate Account Value remains in the Fidelity VIP Money Market Subaccount until the Trade Date. On the Trade Date, the Separate Account Value in the Fidelity VIP Money Market Subaccount is allocated among the Subaccounts and the Fixed Account as specified in the application. The initial Net Premium in other jurisdictions will be allocated on the Issue Date to the Subaccounts and the Fixed Account as specified in the application. Additional premium received will be allocated as specified in the application or in later written instructions received from you. The minimum amount of any premium that may be allocated to a Subaccount is $50. Cash Value may be allocated to a total of ten (10) Subaccounts at any given time.

     Separate Account Value will vary with the investment experience of the chosen Subaccounts. You bear the entire investment risk.

     TRANSFERS. After the Trade Date, if the initial Net Premium is allocated to the Fidelity VIP Money Market Subaccount, or the Issue Date, if the initial Net Premium has been allocated to the Subaccounts, Separate Account Value may be transferred among the Subaccounts and into the Fixed Account. These transfers are limited to one transfer every fifteen (15) days. All transfers made during a business day are treated as one transfer.

     Fixed Account Value may be transferred to one or more Subaccounts. One transfer of up to 30% of the Fixed Account Value may be made once each Policy Year in the thirty day period following the end of a Policy Year.

     Transfers are based on the Accumulation Unit Values next determined following our receipt of valid, complete transfer instructions. Transfer requests must be in writing in a form acceptable to us or by telephone authorization under forms we authorize. (See "General Provisions--Written Notices and Requests.") The minimum partial transfer amount is $500. No partial transfer may be made if the value of your remaining interest in a Subaccount or the Fixed Account, from which amounts are to be transferred, would be less than $500 after the transfer. We may waive these minimums for reallocations under established third party asset allocation programs. We may suspend, modify or terminate the transfer provision. We disclaim all liability if we follow in good faith instructions given in accordance with our procedures, including requests for personal identifying information, that are designed to limit unauthorized use of the privilege. Therefore, you bear the risk of loss in the event of a fraudulent telephone transfer.

     If you authorize a third party to transact transfers on your behalf, we will reallocate Cash Value pursuant to the authorized asset allocation program. However, we do not offer or participate in any asset allocation program and we take no responsibility for any third party asset allocation program. We may suspend or cancel acceptance of a third party's instructions at any time and may restrict the investment options available for transfer under third party authorizations.

     AUTOMATIC ASSET REALLOCATION. You may elect to have transfers made automatically among the Subaccounts on an annual, semi-annual, quarterly, or monthly basis so that Cash Value is reallocated to match the percentage allocations in your predefined premium allocation elections. Transfers under this program are not subject to the $500 minimum transfer limitations. An election to participate in the automatic asset reallocation program must be in writing on our form and returned to our home office.

POLICY TERMINATION, LAPSE AND REINSTATEMENT

     TERMINATION AND LAPSE. All coverage under the Policy terminates when any one of the following events occurs:

     - you request termination of coverage;

     - the Insured dies (last surviving Insured in the case of a Survivorship Policy);

     - the Policy matures; or

     - a lapse occurs.

     The Policy will lapse when the Surrender Value is insufficient to cover the current monthly deductions and a grace period expires without a sufficient payment. (See "Charges and Deductions.")

     The grace period is 61 days. The grace period begins when we send notice that the Surrender Value is insufficient to cover the monthly deductions. If we do not receive a premium payment or loan repayment during the grace period sufficient to keep the Policy in force for three months, the Policy will lapse and terminate without value.

     If payment is received within the grace period, the premium or loan repayment will be allocated to the Subaccounts and the Fixed Account in accordance with current allocation instructions. Amounts over and above the amounts necessary to prevent lapse may be paid as additional premiums, to the extent permissible. (See "The Policy--Premiums.")

     We will not accept any payment causing the total premium payment to exceed the maximum payment permitted for life insurance. However, you may voluntarily repay a portion of Debt to avoid lapse. You may also combine premium payments with Debt repayments. (See "Federal Tax Matters.")

     The Death Benefit payable during the grace period will be the Death Benefit in effect immediately prior to the grace period, less any Debt and any unpaid monthly deductions.

     REINSTATEMENT. If a Policy lapses because of insufficient Surrender Value to cover the monthly deductions, and it has not been surrendered for its Surrender Value, it may be reinstated at any time within three years after the date of lapse. Tax consequences may affect the decision to reinstate. Reinstatement is subject to:

     (1) receipt of evidence of insurability satisfactory to us (if the Policy is a Survivorship Policy, we must receive satisfactory evidence of insurability for both Insureds or evidence for the last surviving Insured and due proof of the first death);

     (2) payment of a minimum premium sufficient to cover monthly deductions for the grace period and to keep the Policy in force three months; and

     (3) payment or reinstatement of any Debt which existed at the date of termination of coverage.

     The effective date of reinstatement of a Policy is the Monthly Processing Date that coincides with or next follows the date we approve the application for reinstatement. Suicide and incontestability provisions apply from the effective date of reinstatement. For Survivorship Policies, if the Policy has lapsed, one of the Insureds dies, and the last surviving Insured reinstates, the Policy will be re-issued as an Individual Policy.

                           POLICY BENEFITS AND RIGHTS

DEATH BENEFIT

     While the Policy is in force (see "Policy Termination, Lapse and Reinstatement--Termination and Lapse," above), a Death Benefit will be paid upon the death of the Insured (the last surviving Insured in the case of a Survivorship Policy). The Death Benefit is based on the Death Benefit option, the Death Benefit qualification test, the Specified Amount and the Table of Death Benefit Factors (see Appendix A) applicable at the time of death. The Death Benefit proceeds equal the Death Benefit minus any Debt and minus any monthly deductions due during any grace period.

     You make two elections in the application to determine the Death Benefit. First, you choose one of two Death Benefit options--Option A or Option B. Second, you choose the Death Benefit qualification test--the cash value accumulation test or guideline premium test. The Death Benefit qualification test is the method for qualifying the Policy as a life insurance contract under federal tax law. If no Death Benefit option or qualification test is designated, we assume that Option A under the guideline premium test, described below, has been selected. Subject to certain restrictions, you can change the Death Benefit option selected. So long as the Policy remains in force, the Death Benefit under either option will never be less than the Specified Amount.

     You choose the Specified Amount on the application. The Specified Amount is stated in the Policy Specifications. The minimum Specified Amount under an Individual Policy is $50,000 (or a lower amount based upon a single premium payment and which satisfies the requirements of applicable tax law to qualify the Policy as a life insurance contract). The minimum Specified Amount under a Survivorship Policy is $1,000,000.

     We reserve the right to reduce the Death Benefit (but not below the Specified Amount in effect at that time) arising from application of the required Death Benefit Factors when we cannot obtain reinsurance coverage. The reductions are effected by requiring partial withdrawals of Cash Value. We will exercise this right according to administrative procedures designed to insure it is used in a non-discriminatory manner. The partial withdrawals may be taxable to the Owners. (See "Federal Tax Matters.")

     OPTION A. For Policies issued under the cash value accumulation test, described below, the Option A Death Benefit equals the Specified Amount or, if greater, the Cash Value (determined as of the end of the Valuation Period during which the Insured or last surviving Insured dies) multiplied by the Death Benefit Factor. For Policies issued under the guideline premium test, the Option A Death Benefit equals the Specified Amount or, if greater, the Cash Value (determined as of the end of the Valuation Period during which the Insured or last surviving Insured dies) multiplied by the Death Benefit Factor. The Death Benefit Factors under both tests vary according to the age(s) of the Insured(s). For example, under the guideline premium test, the Death Benefit Factor is 250% for an Insured at Age 40 or under, and it declines for older Insureds. In setting the Death Benefit Factors, we seek to ensure that the Policy will qualify for favorable federal income tax treatment. A table showing the Death Benefit Factors under the guideline premium test is in Appendix A to this Prospectus and in the Policy.

     OPTION B. Under Option B, the Death Benefit equals the Specified Amount plus the Cash Value (determined as of the end of the Valuation Period during which the Insured or last surviving Insured dies). For Policies issued under the cash value accumulation test, the Death Benefit will not be less that the Cash Value (determined as of the end of the Valuation Period during which the Insured or last surviving Insured dies) multiplied by the Death Benefit Factor. For Policies issued under the guideline premium test, the Death Benefit will not be less than the Cash Value multiplied by the Death Benefit Factor. The Death Benefit Factors are the same as those used in connection with Option A and shown in Appendix A to this Prospectus. The Death Benefit under Option B always varies as Cash Value varies.

     You also choose from two Death Benefit qualification tests available under the Policy. Once selected, the Death Benefit qualification test cannot be changed.

     CASH VALUE ACCUMULATION TEST. Under the cash value accumulation test, the Death Benefit must be sufficient so that the cash surrender value, as defined in
Section 7702 of the Internal Revenue Code, at no time exceeds the net single premium required to fund the future Policy benefits. If Cash Value is at any time greater than the net single premium at the Insured's age and sex for the proposed Death Benefit, the Death Benefit will be increased automatically by multiplying the Cash Value by the corridor percentage computed in compliance with the Internal Revenue Code. The corridor percentages vary according to the age, sex, and underwriting classification of the Insured(s). The resulting Death Benefit at least equals the amount required for the Policy to be deemed life insurance under Section 7702 of the Internal Revenue Code. The corridor percentage is calculated using a four percent (4%) interest rate or the contractually guaranteed interest rate, whichever is greater, and mortality charges specified in the prevailing Commissioner's standard table as of the time the Policy is issued.

     GUIDELINE PREMIUM TEST. The guideline premium test limits the amount of premiums payable for an Insured of a particular age and sex. The test also applies a prescribed corridor percentage to determine a minimum ratio of Death Benefit to Cash Value.

     There are two main differences between the guideline premium test and the cash value accumulation test. First, the guideline premium test limits the amount of premium that may be paid. These limits do not apply under the cash value accumulation test. (However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us.) Second, the factors that determine the minimum Death Benefit relative to Cash Value are different. Required increases in the minimum Death Benefit due to growth in Cash Value will generally be greater under the cash value accumulation test than under the guideline premium test. Owners who desire to pay premiums in excess of the guideline premium test limitations should select the cash value accumulation test. Owners who do not desire to pay premiums in excess of the guideline premium test limitations should consider the guideline premium test. You should consult a qualified tax adviser in making your Death Benefit selections.

     EXAMPLES OF OPTIONS A AND B. The following examples demonstrate the determination of the Death Benefit under Options A and B for the cash value accumulation test and the guideline premium test. The examples show an Individual Policy and a Survivorship Policy, with the same Specified Amount and Cash Value. The Individual Policy examples assume a male, non-tobacco Insured who is Age 50 and Age 70, respectively, at the time of death and that there is no outstanding Debt. The Survivorship Policy examples assume one male non-tobacco Insured Age 55 and one female non-tobacco Insured Age 50, and one male non-tobacco Insured Age 75 and one female non-tobacco Insured Age 70. The Policy is in its tenth (10th) Policy Year with both Insureds having attained Age 55 at the time of death, and there is no outstanding Debt.

                           INDIVIDUAL POLICY--AGE 50

                                                               CASH VALUE    GUIDELINE
                                                              ACCUMULATION    PREMIUM
                                                                  TEST         TEST
                                                              ------------   ---------
Specified Amount............................................    $250,000     $250,000
Cash Value..................................................    $150,000     $150,000
Death Benefit (corridor) Factor.............................     262.251%         185%
Death Benefit Option A......................................    $393,377     $277,500
Death Benefit Option B......................................    $400,000     $400,000

                           INDIVIDUAL POLICY--AGE 70

                                                             CASH VALUE    GUIDELINE
                                                            ACCUMULATION    PREMIUM
                                                                TEST          TEST
                                                            ------------   ----------
Specified Amount..........................................   $1,000,000    $1,000,000
Cash Value................................................   $  700,000    $  700,000
Death Benefit (corridor) Factor...........................      151.548%          115%
Death Benefit Option A....................................   $1,060,836    $1,000,000
Death Benefit Option B....................................   $1,700,000    $1,700,000

                SURVIVORSHIP POLICY--AGES MALE 55 AND FEMALE 50

                                                             CASH VALUE    GUIDELINE
                                                            ACCUMULATION    PREMIUM
                                                                TEST          TEST
                                                            ------------   ----------
Specified Amount..........................................   $1,000,000    $1,000,000
Cash Value................................................   $  500,000    $  500,000
Death Benefit (corridor) Factor...........................      336.783%          185%
Death Benefit Option A....................................   $1,683,915    $1,000,000
Death Benefit Option B....................................   $1,683,915    $1,500,000

                SURVIVORSHIP POLICY--AGES MALE 75 AND FEMALE 70

                                                             CASH VALUE    GUIDELINE
                                                            ACCUMULATION    PREMIUM
                                                                TEST          TEST
                                                            ------------   ----------
Specified Amount..........................................   $2,000,000    $2,000,000
Cash Value................................................   $1,500,000    $1,500,000
Death Benefit (corridor) Factor...........................      169.985%          115%
Death Benefit Option A....................................   $2,549,775    $2,000,000
Death Benefit Option B....................................   $3,500,000    $3,500,000

     THE CASH VALUES SHOWN IN THESE EXAMPLES ARE ILLUSTRATIVE ONLY AND NOT BASED ON ANY SPECIFIC ASSUMED INVESTMENT RETURN.

     All calculations of Death Benefit are made as of the end of the Valuation Period during which the Insured or last surviving Insured dies. Death Benefit proceeds may be paid to a Beneficiary in a lump sum or under the Policy's settlement options.

     Death Benefits ordinarily are paid within seven days after we receive all required documentation. For Survivorship Policies, we require due proof of the first death. Due proof of death is required within 60 days of death or as soon thereafter as possible. Written proof of death must be in the form of a certified copy of the death certificate, a physician's statement or any other proof satisfactory to us. Payments may be postponed in certain circumstances. (See "General Provisions--Postponement of Payments").

CHANGES IN DEATH BENEFIT OPTION

     After the first Policy Year, you may change the Death Benefit option from Option A to Option B, or from Option B to Option A. Changes in the Death Benefit option may be made, in writing, once per Policy Year. The effective date of the change is the next Monthly Processing Date after we accept the change.

     A change in the Death Benefit from Option A to Option B reduces the Specified Amount by the amount of the Policy's Cash Value. Therefore, the Death Benefit payable under Option B at the time of the change equals the amount payable under Option A immediately prior to the change. The change from Option A to Option B affects the determination of the Death Benefit since Cash Value will then be added to the new Specified Amount, and the Death Benefit then varies with Cash Value.

     A change in the Death Benefit from Option B to Option A increases the Specified Amount by the amount of the Policy's Cash Value. Therefore, the Death Benefit payable under Option A at the time of the change equals the amount payable under Option B immediately prior to the change. However, the change from Option B to Option A affects the determination of the Death Benefit since Cash Value is not added to the Specified Amount in determining the Death Benefit. The Death Benefit then equals the new Specified Amount (or, if higher, Cash Value times the applicable specified percentage).

     A change in Death Benefit option may affect the future monthly cost of insurance charge, which varies with the net amount at risk. Generally, the net amount at risk is the amount by which the Death Benefit exceeds Cash Value. (See "Charges and Deductions--Cost of Insurance Charge.") If the Death Benefit does not equal Cash Value times a Death Benefit Factor under either Option A or Option B, changing from Option B to Option A will generally decrease the future net amount at risk. This would decrease the future cost of insurance charges. Changing from Option A to Option B generally results in a net amount at risk that remains level. Such a change, however, results in an increase in the cost of insurance charges over time, since the cost of insurance rates increase with an Insured's Age.

CHANGES IN SPECIFIED AMOUNT

     After the first Policy Year, you may increase or decrease the Specified Amount, subject to our approval. A change in Specified Amount may only be made once per Policy Year. The minimum change in Specified Amount is $25,000 for an Individual Policy and $100,000 for a Survivorship Policy. Increases are not allowed after an Insured attains Age 85. Increasing the Specified Amount could increase the Death Benefit. Decreasing the Specified Amount could decrease the Death Benefit. The amount of change in the Death Benefit will depend, among other things, upon the selected Death Benefit option and the degree to which the Death Benefit exceeds the Specified Amount prior to the change. Changing the Specified Amount could affect the subsequent level of Death Benefit and Policy values. An increase in Specified Amount may increase the net amount at risk, thereby increasing your cost of insurance charge. Separate cost of insurance rates apply to increases in Specified Amount. Conversely, a decrease in Specified Amount may decrease the net amount at risk, thereby decreasing your cost of insurance charge. Decreases in the Death Benefit may have tax consequences. (See "Federal Tax Matters.")

     INCREASES. We require additional evidence of insurability for an increase in Specified Amount. Suicide and incontestability provisions apply to the amount of any increase in Specified Amount from its effective date.

     DECREASES. Any decrease in Specified Amount is first applied to the most recent increases successively, then to the original Specified Amount. A decrease is not permitted if the Specified Amount would fall below the lesser of the initial Specified Amount or $50,000 for an Individual Policy or $1,000,000 for a Survivorship Policy. If after a decrease in the Specified Amount, total premiums paid exceed the tax law's premium limitations, we will refund the amount exceeding the premium limitations. Some or all of the amount refunded may be subject to tax, and a 10% tax penalty may apply. (See "Federal Tax Matters.")

     We reserve the right to deny a requested decrease in Specified Amount. The reasons for denial may include:

     - our determination that a decrease would cause the Policy to fail the tax-related guideline premium limitations, resulting in the Policy's termination, or

     - our determination that the decrease would cause the Policy to fail the tax-related guideline premium limitations because the payments from Cash Value required to effect the decrease exceed Surrender Value.

     Requests for change in Specified Amount must be made in writing. The requested change becomes effective on the Monthly Processing Date on or next following our acceptance of the request. If the Owner is not the Insured, we require the Insured's consent.

BENEFITS AT MATURITY

     If the Insured is alive on the Policy Date anniversary nearest the Insured's 100th birthday (or, if the Policy is a Survivorship Policy, the last surviving Insured is living on the Policy Date anniversary nearest the younger Insured's 100th birthday), we pay the Owner the Surrender Value of the Policy. On the Maturity Date, the Policy terminates and we have no further obligations under the Policy. See "Optional Insurance Benefits" at page 26 regarding extending the Maturity Date.

CASH VALUE

     Cash Value reflects

     - the investment experience of the selected Subaccounts,
     - the frequency and amount of premiums paid,
     - transfers between Subaccounts,
     - withdrawals,
     - any Fixed Account or Loan Account values, and

     - Policy charges.

     You may make partial withdrawals of Cash Value or surrender the Policy and receive the Policy's Surrender Value. (See "Surrender Privilege.") Cash Value is not guaranteed.

     Calculation of Cash Value. Cash Value is the total of

     - Separate Account Value,
     - Fixed Account Value, and
     - Loan Account value.

     Cash Value is determined on each Valuation Date. It is first calculated on the Policy Date. On that date, the Cash Value equals the initial Net Premium, minus the monthly deductions for the first Policy month. (See "Charges and Deductions.")

     On any Valuation Date, Separate Account Value in any Subaccount equals:

          (1) Separate Account Value in the Subaccount at the end of the preceding Valuation Period, times the Investment Experience Factor (defined below) for the current Valuation Period; plus

          (2) Any Net Premium received and allocated to the Subaccount during the current Valuation
     Period; plus

          (3) All amounts transferred to the Subaccount during the current Valuation Period, (from a Subaccount, the Fixed Account or the Loan Account for Policy Loan repayment (see "Policy Benefits and Rights--Policy Loans"); minus

          (4) The pro rata portion of the monthly cost of insurance charge and any other charges assessed to the Subaccount (see "Charges and Deductions--Cost of Insurance Charge"); minus

          (5) All amounts transferred from the Subaccount during the current Valuation Period; minus

          (6) All amounts withdrawn from the Subaccount during the current Valuation Period; minus

          (7) All amounts loaned from the Subaccount during the current Valuation Period.

     There will also be Cash Value in the Loan Account if there is a Policy Loan outstanding. The Loan Account is credited with amounts transferred from Subaccounts for Policy Loans. The Loan Account balance earns daily interest at a rate equal to the Adjustable Loan Interest Rate reduced by not more than 1%. (See "Policy Benefits and Rights--Policy Loans.")

     The Cash Value in the Fixed Account is credited with interest at our declared annual rate. The annual rate will never be less than 3%.

     ACCUMULATION UNIT VALUE. Each Subaccount has its own Accumulation Unit Value. When Net Premium or other amounts are allocated to a Subaccount, units are purchased based on the Subaccount's Accumulation Unit Value at the end of the Valuation Period during which the allocation is made. When amounts are transferred out of, or deducted from, a Subaccount, units are redeemed in a similar manner.

     For each Subaccount, Accumulation Unit Value was initially set at the same unit value as the net asset value of a share of the underlying Fund. The Accumulation Unit Value for each subsequent Valuation Period is the Investment Experience Factor for that Valuation Period times the Accumulation Unit Value for the preceding Valuation Period. Each Valuation Period has a single Accumulation Unit Value which applies for each day in the period. The number of Accumulation Units will not change due to investment experience.

     The Investment Experience Factor may be greater or less than one; therefore, the Accumulation Unit Value may increase or decrease.

     INVESTMENT EXPERIENCE FACTOR. The investment experience of the Separate Account is calculated by applying the Investment Experience Factor to the Separate Account Value in each Subaccount during a Valuation Period. Each Subaccount has its own Investment Experience Factor. The Investment Experience Factor of a Subaccount for any Valuation Period is determined by dividing (1) by
(2) and subtracting (3) and (4) from the result, where:

     (1) is the net result of:

         a. The net asset value per share of the investments held in the Subaccount determined at the end of the current Valuation Period; plus

         b. the per share amount of any dividend or capital gain distributions made by the investments held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

         c. a credit or charge for any taxes reserved for the current Valuation Period which we determine has resulted from the investment operations of the Subaccount;

     (2) is the net asset value per share of the investment held in the Subaccount determined at the end of the preceding Valuation Period;

     (3) is the factor representing the Mortality and Expense Risk Charge. (See "Charges and Deductions--Mortality and Expense Risk Charge."); and

     (4) is the factor representing the Account Maintenance Fee (See "Charges and Deductions--Policy and Separate Account Administration Charges.")

POLICY LOANS

     After the first Policy Year, you may borrow all or part of the Policy's maximum loan amount. The maximum loan amount is 90% of Cash Value. The amount of any new loan may not exceed the maximum loan amount less Debt on the date a loan is granted. The minimum amount of a loan is $500. The Loan ordinarily is paid within 7 days after we receive a written loan request, although payments may be postponed under certain circumstances. (See "Postponement of Payments" and "Federal Tax Matters.") If Debt equals or exceeds Cash Value, the Policy terminates 61 days after we send notice to you, unless we receive payment sufficient to keep the Policy in force for three months.

     On the date a loan is made, the loan amount is transferred from the Separate Account and Fixed Account to the Loan Account. Unless you direct otherwise, the loan amount is deducted from the Subaccounts and the Fixed Account in proportion to the values that each bears to the total of Separate Account Value and Fixed Account Value at the end of the Valuation Period during which the request is received.

     Loan interest is charged at an adjustable rate we determine at the beginning of each Policy Year. The Policy guarantees the loan interest rate will not exceed the greater of the interest rate shown in the Policy and a published monthly average, currently Moody's Corporate Bond Yield Average-Monthly Average Corporates, as published by Moody's Investors Service, Inc., or any successor to that service, for the calendar month that ends two months before we determine the loan interest rate (the "Adjustable Loan Interest Rate"). Interest not paid when due is added to the loan amount. Unpaid interest is due upon the earlier of the next Policy Date anniversary or when coverage ceases. The same interest rates apply to unpaid interest. When interest is added to the loan amount, we transfer an equal amount from the Separate Account and the Fixed Account to the Loan Account.

     Cash Value in the Loan Account earns interest at a declared rate equal to the Adjustable Loan Interest Rate reduced by not more than 1%. Such interest is allocated to the Loan Account.

     LOAN REPAYMENT. All or any portion of a loan may be repaid at any time. You must specify that the purpose of a payment is loan repayment; otherwise, a payment is treated as premium. At the time of repayment, the Loan Account is reduced by the repayment amount, adjusted for the difference between interest charged and interest earned. The net repayment amount is allocated to the Subaccounts and the Fixed Account, according to your current allocation instructions at the end of the Valuation Period during which the repayment is received. These transfers are not limited by the 15 day transfer restriction.

     EFFECTS OF POLICY LOAN. Policy Loans decrease Surrender Value and, therefore, the amount available to pay Policy charges. If Surrender Value on the day preceding a Monthly Processing Date is less than the next monthly deductions, we will notify you. (See "General Provisions--Written Notices and Requests.") The Policy will lapse and terminate without value, unless we receive payment sufficient to keep the Policy in force for three months within 61 days of the date notice is sent. (See "The Policy--Policy Termination, Lapse and Reinstatement.")

     EFFECT ON INVESTMENT EXPERIENCE. A Policy Loan affects Cash Value. The collateral for the outstanding loan (the amount held in the Loan Account) does not participate in the experience of the Subaccounts or earn current interest in the Fixed Account. If the interest credited to the Loan Account is more than the amount that would have been earned in the Subaccounts or the Fixed Account, the Cash Value will, and the Death Benefit may, be higher as a result of the Policy Loan. Conversely, if the amount credited to the Loan Account is less than would have been earned in the Subaccounts or the Fixed Account, the Cash Value, as well as the Death Benefit, may be less.

     TAX TREATMENT. If the Policy is a modified endowment contract, a loan is treated as a distribution and is includible in income to the extent that Cash Value exceeds premiums paid. Therefore, a loan may result in federal income tax and a 10% tax penalty may also apply. (See "Federal Tax Matters.")

SURRENDER PRIVILEGE

     If the Insured is alive (or, if the Policy is a Survivorship Policy, at any time before the earlier of the death of the last surviving Insured and the Maturity Date), you may surrender the Policy for its Surrender Value. To surrender the Policy, you must return the Policy to us, along with a written request. Surrender Value equals Cash Value minus Debt.

     PARTIAL WITHDRAWALS. After the first Policy Year, you may withdraw a portion of Surrender Value. The minimum amount of each withdrawal is $500. A withdrawal decreases Cash Value by the amount of the withdrawal and, if Death Benefit Option A is in effect, reduces the Specified Amount by the amount of the withdrawal.

FREE-LOOK PERIOD AND EXCHANGE RIGHTS

     During the Free-Look Period, you may examine the Policy and return it for a refund. The time period depends on where the Policy is issued; however, it will be at least 10 days from the date you receive the Policy, or generally 30 days (45 days in North Carolina) after you complete the application for insurance, whichever is later. The amount of the refund also depends on where the Policy is issued, but is generally the sum of the Cash Value in the Subaccounts and the Fixed Account. To receive a refund you should return the Policy to us or to the agent who sold the Policy.

     In certain states, at any time during the first two years after the Issue Date, you may exchange the Policy for a non-variable permanent fixed benefit life insurance policy then currently offered by us or an affiliate. Evidence of insurability is not required. The amount of the new policy may be, at your election, either the initial Death Benefit or the same net amount at risk as the Policy on the exchange date. All Debt must be repaid and the Policy must be surrendered before the exchange is made. The new policy will have the same Policy Date and issue age as the exchanged Policy.

                             CHARGES AND DEDUCTIONS

DEDUCTIONS FROM PREMIUMS

     We deduct a state and local premium tax charge equal to the actual state and local tax rate from each premium payment before Net Premium is allocated. This charge reimburses us for paying state premium taxes. This charge may be increased or decreased to reflect any changes in state and local premium tax rates. In addition, before Net Premium is allocated, we deduct a charge for federal taxes equal to 1% of each premium payment to compensate us for higher corporate income taxes under the current Internal Revenue Code.

COST OF INSURANCE CHARGE

     We deduct a cost of insurance charge monthly from the Subaccounts and the Fixed Account. This charge covers our anticipated mortality costs. The cost of insurance charge is deducted monthly in advance and, unless otherwise requested, is allocated pro rata among the Subaccounts and the Fixed Account.

     We deduct the cost of insurance by cancelling units on the Policy Date and on each Monthly Processing Date thereafter. If the Monthly Processing Date falls on a day other than a Valuation Date, the charge is determined on the next Valuation Date. The cost of insurance charge is determined by multiplying the cost of insurance rate (see below) by the "net amount at risk" for each Policy month. The net amount at risk equals the Death Benefit divided by 1.0024663 minus the Cash Value on the Monthly Processing Date.

     COST OF INSURANCE RATE. The monthly cost of insurance rates are based on the issue age (or attained age in the case of increases in Specified Amount), sex, rate class of the Insured(s) and Policy Year. We determine the monthly cost of insurance rates based on our expectations as to future mortality experience. Any change in the schedule of rates applies to all individuals of the same class as the Insured(s). The cost of insurance rate may never exceed those shown in the table of guaranteed maximum cost of insurance rates in the Policy. The guaranteed maximum cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Smoker and Non-Smoker Mortality Tables, Age Nearest Birthday, published by the National Association of Insurance Commissioners. Separate costs of insurance rates apply to any increases in Specified Amount.

     RATE CLASS. The rate class of an Insured will affect the cost of insurance rate. We currently place Insureds in premier and preferred rate classes and rate classes involving a higher mortality risk. The cost of insurance rates for rate classes involving a higher mortality risk are multiples of the premier and preferred rates. (See "Charges and Deductions--Cost of Insurance Rate," above.)

MORTALITY AND EXPENSE RISK CHARGE

     We deduct a daily charge from the Subaccounts for mortality and expense risks we assume. The mortality and expense risk we assume is that our estimates of longevity and of the expenses incurred over the life of the Policy will not be correct. We may use any profits from this charge for legitimate corporate purposes, including distribution.

     The amount of the Mortality and Expense Risk Charge is determined based upon "Cumulative Adjusted Premiums Paid". Cumulative Adjusted Premiums Paid equals the cumulative amount of premiums paid, net of any partial withdrawals or Policy Loans. The following table reflects the current Mortality and Expense Risk Charge rates, expressed as an effective annual rate. These current rates are subject to change, but the Mortality and Expense Risk Charge is guaranteed never to exceed an effective annual rate of 0.90% of the average net assets of the Subaccounts. The Mortality and Expense Risk Charge is assessed at a daily rate equal to the effective annual rate divided by 365. The effects of simple compounding may cause charges to slightly exceed the effective annual rate.

                CUMULATIVE ADJUSTED                  MORTALITY AND EXPENSE
                   PREMIUMS PAID                          RISK CHARGE
                -------------------                  ---------------------
Up to $100,000.....................................          0.65%
$100,001 - $250,000................................          0.50%
$250,001 - $500,000................................          0.40%
$500,001 and higher................................          0.30%

     For the purpose of determining the appropriate Mortality and Expense Risk Charge, we reserve the right to combine total Cumulative Adjusted Premiums Paid on one or more Policies by a common grantor, Owner, sponsor (such as in split dollar arrangements), or other group arrangement.

POLICY AND SEPARATE ACCOUNT ADMINISTRATION CHARGES

     We perform or delegate all administrative functions for the Policies and the Separate Account. Expenses of Policy administration include:

     - those associated with preparing the Policies and confirmation,
     - maintaining Owner records, and
     - other Owner servicing costs.

     Separate Account administration expenses include:

     - preparing annual reports and statements,
     - maintaining Subaccount records, and
     - filing fees.

     In addition, certain expenses, such as administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, and costs associated with accounting, valuation, regulatory and reporting requirements, are attributable to both the Policies and Separate Account maintenance. As compensation for these administrative expenses, we deduct a Monthly Administrative Charge and an Account Maintenance Charge.

     MONTHLY ADMINISTRATIVE CHARGE. We deduct a Monthly Maintenance Charge from Cash Value on each Monthly Processing Date. The charge is $20 per month during the first Policy Year and the first 12 months following an increase in Specified Amount, and $5 per month at all other times.

     ACCOUNT MAINTENANCE CHARGE. To further defray administrative costs, we deduct a daily charge from the Subaccounts at an effective annual rate of 0.45% of the average net assets of the Subaccounts. The charge is assessed at a daily rate equal to the effective annual rate divided by 365. The effects of simple compounding may cause fees to slightly exceed the effective annual rate.

     Under an administrative services agreement, Benefit Finance Partners, LLC ("BFP") (formerly known as Life Insurance Solutions, L.L.C. ("LIS")) provides us with certain services in connection with the Policy and Separate Account management. BFP receives a fee from us based on the services it renders. We are solely responsible for payment of the fee.

     In addition, we and our affiliates have other business relationships with affiliated and unaffiliated service providers who may have business relationships with prospective Policy purchasers. For example, we and our affiliates have certain significant financial arrangements with BFP and its affiliates for the development and implementation of administrative and informational systems, product design, and the development of marketing materials for the Policy and other insurance and investment products. BFP and its affiliates may be called upon to perform other services for us and our affiliates in connection with the sale of the Policy. We and our affiliates also may enter into other business and investment arrangements with BFP.

OTHER CHARGES

     TAXES. Currently, no charges are made against the Separate Account for federal, state or other taxes attributable to the Separate Account. We may, however, in the future impose charges for income taxes or other taxes attributable to the Separate Account or the Policy. (See "Federal Tax Matters.")

     CHARGES AGAINST THE FUNDS. Under the investment advisory agreements with each Fund, the investment manager and/or adviser provides investment advisory and/or management services for the Portfolios. The Funds are responsible for advisory fees and various other expenses. Investment advisory fees and expenses differ with respect to each of the Portfolios. (See "Summary--Fees and Expenses" and "The Funds.")

     We may receive compensation from the investment advisers of the Funds for services related to the Funds. This compensation will be consistent with the services rendered or the cost savings resulting from the arrangement. Compensation may differ among Funds. For more information concerning investment advisory fees and other charges against the Portfolios, see the prospectuses for the Funds accompanying this Prospectus and the statements of additional information of the Funds available from us upon request.

                               GENERAL PROVISIONS

SETTLEMENT OPTIONS

     You, or Beneficiary at the death of the Insured (or last surviving Insured) if no election by you is in effect, may elect to have the Death Benefit or Surrender Value paid in a lump sum or have the amount applied to one of the Settlement Options. Payments under these options will not be affected by the investment experience of the Separate Account after proceeds are applied under a Settlement Option. The payee elects monthly, quarterly, semi-annual or annual payments. The option selected must result in a payment that at least equals our required minimum in effect when the option is chosen. If at any time the payments are less than the minimum payment, we may increase the period between payments to quarterly, semi-annual or annual or make the payment in one lump sum.

     Benefit payments are based on the Death Benefit or the Surrender Value calculated on the day preceding the date the first benefit payment is due. The payment will be based on the Settlement Option elected in accordance with the appropriate settlement option table.

     OPTION 1--INCOME FOR SPECIFIED PERIOD. We pay income for the period and payment mode elected. The period elected must be as least 5 years but not more than 30 years.

     OPTION 2--LIFE INCOME. We pay monthly income to the payee during the payee's lifetime. If this option is elected, annuity payments terminate automatically and immediately on the death of the payee without regard to the number or total amount of payments made. Thus, it is possible for an individual to receive only one payment if death occurred prior to the date the second payment was due.

     OPTION 3--LIFE INCOME WITH INSTALLMENTS GUARANTEED. We pay monthly income for the guaranteed period elected and thereafter for the remaining lifetime of the payee. The available guaranteed periods are 5, 10, 15 or 20 years.

     OPTION 4--JOINT AND SURVIVOR INCOME. We pay the full monthly income while both payees are living. Upon the death of either payee, the income continues during the lifetime of the surviving payee. The surviving payee's income is based on the percentage designated (50%, 66 2/3%, 75% or 100%) at the time this option is elected. Payments terminate automatically and immediately upon the death of the surviving payee without regard to the number or total amount of payments received.

     Our consent is necessary for any other payment methods.

     The guaranteed monthly payments are based on an interest rate of 2.50% per year and, where mortality is involved, the "1983 Table a" individual mortality table developed by the Society of Actuaries, with a 5-year setback.

POSTPONEMENT OF PAYMENTS

     GENERAL. Payment of any amount due upon: (a) Policy termination at the Maturity Date, (b) surrender of the Policy, (c) payment of any Policy Loan, or
(d) death of the Insured (or last surviving Insured), may be postponed whenever:

          (1) The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Commission;

          (2) The Commission by order permits postponement for the protection of owners; or

          (3) An emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Separate Account.

     Transfers may also be postponed under these circumstances.

     Death Benefit payments are generally not subject to deferral. However, we may defer payment of surrender proceeds, withdrawal amounts, or loan amounts from the Fixed Account, for up to six months, unless otherwise required by law.

     PAYMENT NOT HONORED BY BANK. The portion of any payment due under the Policy which is derived from any amount paid to us by check or draft may be postponed until such time as we determine that such instrument has been honored by the bank upon which it was drawn.

THE CONTRACT

     The Policy, any endorsements, the application, and any supplemental application(s) constitute the entire contract between you and KILICO. All statements made by an Owner or Insured or contained in the application and any supplemental application(s) will, in the absence of fraud or misrepresentation, be deemed representations and not warranties.

     Only the President, the Secretary, or an Assistant Secretary of KILICO is authorized to change or waive the terms of a Policy. Any change or waiver must be in writing and signed by one of those persons.

MISSTATEMENT OF AGE OR SEX

     If the age or sex of an Insured is misstated, the Death Benefit will be adjusted to reflect the correct sex and age.

INCONTESTABILITY

     We may contest the validity of a Policy if any material misrepresentations are made in the application or any supplemental application(s). However, a Policy will be incontestable after it has been in force during the lifetime of the Insured (or, if the Policy is a Survivorship Policy, during the lifetimes of both Insureds) for two years from the Issue Date. A new two-year contestability period will apply to increases in Specified Amount and to reinstatements, beginning with the effective date of the increase or reinstatement.

SUICIDE

     Suicide by an Insured, while sane or insane, within two years from the Issue Date (or within two years following an increase in Specified Amount) is a risk not assumed under the Policy. Our liability for such suicide is limited to the premiums paid less any withdrawals and Debt. When the laws of the state in which a Policy is delivered require less than a two-year period, the period or amount paid will be as stated in such laws. If the Policy is a Survivorship Policy and there is a surviving Insured, we will make a new Policy available to the surviving Insured, without evidence of insurability. The new Policy will have the same amount of insurance coverage, issue age, Policy Date, and rate class as the original Policy when it was issued. A new two-year period will apply to increases in Specified Amount and to reinstatements, beginning with the effective date of the increase or reinstatement.

ASSIGNMENT

     No Policy assignment is binding on us until we receive it. We assume no responsibility for the validity of the assignment. Any claim under an assignment is subject to proof of the extent of the assignee's interest. If the Policy is assigned, your rights and the rights of the Beneficiary are subject to the rights of the assignee of record. An assignment of coverage may have tax consequences. (See "Federal Tax Matters.")

NONPARTICIPATING

     The Policy does not pay dividends. It does not participate in any of KILICO's surplus or earnings.

OWNER AND BENEFICIARY

     Unless otherwise provided in the application or subsequently changed, the Insured is the Owner. As Owner, you have the exclusive right to cancel or amend the Policy by agreement with us and may exercise every option or right conferred by the Policy, including the right of assignment.

     You designate one or more primary and secondary Beneficiaries in the application. We rely on the latest filed change of Beneficiary. Policy proceeds are paid in equal shares to the survivors in the appropriate beneficiary class, unless you request otherwise. If the Insured dies and, no designated Beneficiary is alive at that time, we will pay the Insured's estate. If the Policy is a Survivorship Policy and no Beneficiary is living when the last surviving Insured dies, we will pay the estate of the last surviving Insured. If a Beneficiary dies within ten days after the Insured dies, we will pay the proceeds of the Policy as if the Insured had survived the Beneficiary. The interest of any Beneficiary may be subject to that of an assignee.

     In order to change the Owner or a designated Beneficiary, you must sign our form. Any change must not be prohibited by the terms of an existing assignment, Beneficiary designation or other restriction. We reserve the right to require the return of the Policy for endorsement. The change is effective when you sign the form, but we will not be liable for payments made or actions taken before we receive the signed form. A change of ownership may have tax consequences. (See "Federal Tax Matters.")

RECORDS AND REPORTS

     We keep the Separate Account records. We send you, at your last known address of record, an annual report showing:

     - Death Benefit,
     - Accumulation Unit Values,
     - Cash Value,
     - Surrender Value,
     - additional premium payments,
     - partial withdrawals,
     - transfers,
     - Policy Loans and repayments, and
     - Policy charges.

We also send you confirmations and acknowledgments of various transactions, as well as annual and semi-annual Fund reports.

WRITTEN NOTICES AND REQUESTS

     Send written notices or requests to our home office at 1 Kemper Drive, Long Grove, Illinois 60049. Please include the Policy number and the full name(s) of the Insured(s). We send notices to your address shown in the application unless an address change is filed with us.

OPTIONAL INSURANCE BENEFITS

     The following optional insurance benefits are available by rider at the time of application:

     - continuation of the Policy with an extended Maturity Date, and
     - acceleration of a portion of the Death Benefit due to the Insured's terminal illness.

The cost of these benefits, if any, is added to the monthly deduction. Currently, the Maturity Date may be extended at no cost. Certain restrictions and administrative fees may apply. These benefits, restrictions and fees are described in the rider. We will provide samples of these provisions upon written request.

                             DOLLAR COST AVERAGING

     Under our Dollar Cost Averaging program, Cash Value in the Fixed Account or the Fidelity VIP Money Market Subaccount ("DCA Account") is automatically transferred monthly to other Subaccounts and the Fixed Account. You may enroll any time by completing our Dollar Cost Averaging form. Transfers are made on the 10(th) of the month. We must receive the enrollment form at least five (5) business days before the transfer date.

     Transfers commence on the first transfer date following the Trade Date if the initial Net Premium has been allocated to the Fidelity VIP Money Market Subaccount. In all other cases, transfers will commence on the first Transfer Date following the Issue Date, subject to the requirements stated above. The minimum transfer amount is $500 per Subaccount or Fixed Account. In order to enroll, Cash Value in the DCA Subaccount must be at least $10,000. Dollar Cost Averaging automatically ends if Cash Value in the DCA Subaccount is less than the amount designated to be transferred. Cash Value remaining in the DCA Subaccount will be transferred.

     Dollar Cost Averaging ends if:

     - the number of designated monthly transfers has been completed,
     - Cash Value attributable to the DCA Subaccount is insufficient to complete the next transfer,
     - we receive your written termination at least five (5) business days before the next transfer date, or
     - the Policy is surrendered.

We will give 30 days notice if we amend the Dollar Cost Averaging program. We may terminate the program at any time.

     You may change Dollar Cost Averaging instructions by completing our enrollment form. We must receive the enrollment form at least five (5) business days (ten (10) business days for Fixed Account transfers) before the next transfer date.

     To participate in Dollar Cost Averaging, you may have Cash Value in the Fixed Account and no more than eight (8) non-DCA Subaccounts.

                           SYSTEMATIC WITHDRAWAL PLAN

     We offer a Systematic Withdrawal Plan ("SWP") allowing you to preauthorize periodic withdrawals after the first Policy Year. You instruct us to withdraw selected amounts from the Fixed Account or up to two (2) Subaccounts, on a monthly, quarterly, semi-annual or annual basis. Your periodic payment must be at least $500. These periodic payments are partial withdrawals. (See "Policy Benefits and Rights--Surrender Privileges.") Periodic payments may be subject to income taxes, withholding and tax penalties. (See "Federal Tax Matters.") An SWP application and additional information may be obtained from us or from your representative. We will give 30 days notice if we amend the SWP. The SWP may be terminated at any time by you or us.

                            DISTRIBUTION OF POLICIES

     The Policy is sold by licensed insurance representatives who represent us and who are registered representatives of broker-dealers that are registered under the 1934 Act, and are members of the National Association of Securities Dealers, Inc. ("NASD"). The Policy is distributed through the principal underwriter, BFP Securities, LLC (formerly LIS Securities) ("BFP Securities"). BFP Securities is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and is a member of the NASD. We are affiliated with BFP and BFP Securities through Zurich's ownership. Pursuant to a Distribution Agreement with us, BFP Securities may enter into Selling Group Agreements with broker-dealers that are registered under the 1934 Act and members of the NASD. BFP Securities is engaged in the distribution of other variable life policies and annuities.

     The Policy may be available for distribution through entities or persons that provide separate trust or consultative estate and business planning services on a fee basis. The fees, if any, are not a part of the Policy and we are not responsible for payment of the fees.

     While no direct sales charge is imposed, we may indirectly pay, through BFP Securities, up to 5% of premiums paid as compensation to selected broker-dealers. Part of the compensation is used to cover the broker-dealer's costs including those associated with sales, training and other marketing support, record keeping, compliance oversight, and general office related overhead. Our distribution expenses, such as commissions and marketing allowances, printing, and preparing sales literature, may be covered from sources such as profits from the Mortality and Expense Risk Charge, administrative, cost of insurance, and other charges.

GROUP OR SPONSORED ARRANGEMENTS

     Policies may be purchased under group or sponsored arrangements or on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases Individual Policies covering a group of individuals on a group basis. Examples of these arrangements are employer-sponsored benefit plans and deferred compensation plans. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for individual Policy purchases.

     We may reduce the following types of charges for Policies issued under group or sponsored arrangements:

     - the cost of insurance charge,
     - Mortality and Expense Risk Charge,
     - account maintenance charge, and
     - monthly administrative charge.

     We may also issue Policies under group or sponsored arrangements on a "non-medical" or guaranteed issue basis. Due to the underwriting criteria established for Policies issued on a non-medical, guaranteed issue basis, actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum initial premiums for Policies issued in connection with group or sponsored arrangements.

     The amount of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements, and the criteria for applying a reduction or modification will generally reflect the reduced sales and administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. We will reduce charges in accordance with our practices in effect when the Policy is issued. We will eliminate or modify underwriting requirements in accordance with our underwriting procedures in effect when the Policy is issued. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory against any person.

                              FEDERAL TAX MATTERS

INTRODUCTION

     This discussion of the federal income tax treatment of the Policy is not exhaustive, does not cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and the courts.

     This discussion does not address state or local tax consequences, nor federal estate or gift tax consequences, associated with owning the Policy. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT--FEDERAL, STATE OR LOCAL--OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

OUR TAX STATUS

     We are taxed as a life insurance company and the operations of the Separate Account are treated as part of our total operations. The operations of the Separate Account do not materially affect our federal income tax liability because we are allowed a deduction to the extent that net investment income of the Separate Account is applied to increase Cash Values. We may incur state and local taxes attributable to the Separate Account. At present, these taxes are not significant. Accordingly, we do not charge or credit the Separate Account for federal, state or local taxes. However, our federal income taxes are increased because of the federal tax law's treatment of deferred acquisition costs. Accordingly, we charge 1% of each premium payment to compensate us for our higher corporate income tax liability.

     If there is a material change in law, charges or credits may be made to the Separate Account for taxes or reserves for taxes. These charges or credits are determined independently of the taxes we actually pay.

TAXATION OF LIFE INSURANCE POLICIES

     TAX STATUS OF THE POLICY. The Code establishes a definition of life insurance which, in part, places limitations on the amount of premiums that may be paid and the Cash Values that can accumulate relative to the Death Benefit. We believe that the Policy meets this definition. We reserve the right to refund premiums and earnings thereon, increase the Death Benefit (which may result in higher Policy charges), or take any other action we deem necessary to ensure the Policy's compliance with the tax definition of life insurance. The Death Benefit is generally excludable from the Beneficiary's gross income. Interest and other income credited are not taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified", and (2) we, rather than you, are considered the owner of the assets of the Separate Account.

     DIVERSIFICATION REQUIREMENTS. The Code prescribes the manner in which the Separate Account must be "adequately diversified." If the Separate Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract, and you will be taxed on the income on the contract (as defined in the tax law). We expect that the Separate Account, through the Funds, will comply with the prescribed diversification requirements.

     OWNERSHIP TREATMENT. In certain circumstances, variable life insurance contract owners may be considered the owners of the assets of a segregated asset account such as the Separate Account. Income and gains from the Separate Account would then be includible in your gross income. The Internal Revenue Service ("IRS") has stated that a variable contract owner will be considered the owner of the assets of a separate account if the owner possesses the ability to exercise investment control over such assets. As of the date of this Prospectus, no comprehensive guidance has been issued by the IRS clarifying the circumstances when such investment control by a variable contract owner would exist. As a result, your right to allocate Cash Values among the Subaccounts may cause you to be considered the owner of the assets of the Separate Account.

     We do not know what limits may be set forth in any guidance that the IRS may issue, or whether any such limits will apply to existing Policies. We therefore reserve the right to modify the Policy as necessary to attempt to prevent Policy Owners from being considered the owners of the assets of the Separate Account. However, there is no assurance that such efforts would be successful.

     The following discussion assumes that the Policy will be treated as a life insurance contract for tax purposes.

     TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the Death Benefit is excludable from the beneficiary's gross income under the Code. Certain transfers of the Policy, however, may result in a portion of the Death Benefit being taxable. If the Death Benefit is paid under a Settlement Option, generally payments will be prorated between the non-taxable Death Benefit and taxable interest.

     TAX DEFERRAL DURING ACCUMULATION PERIOD. Any increase in Cash Value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If the Policy is surrendered, the excess of Cash Value over the "investment in the contract" is includible in your income. The "investment in the contract" generally is premium payments minus non-taxable distributions. As described below, the tax treatment of amounts distributed, including loans, while the Insured(s) are alive depends upon whether your Policy is a "modified endowment contract" ("MEC"). The term "modified endowment contract," or "MEC," is defined below.

POLICIES WHICH ARE NOT MECS

     TAX TREATMENT OF WITHDRAWALS GENERALLY. If the Policy is not a MEC, the amount of any withdrawal generally will be treated first as a non-taxable recovery of premiums and then as taxable income. Thus, a withdrawal from a non-MEC Policy generally is not taxable income unless the total withdrawals exceed the investment in the contract.

     DISTRIBUTIONS REQUIRED IN THE FIRST 15 POLICY YEARS. The Code limits the amount of premiums that may be paid and Cash Value that can accumulate relative to the Death Benefit. Where cash distributions are required in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits during this period), some or all of such amounts may be taxable. A reduction in benefits may result from a decrease in Specified Amount, a change from an Option B Death Benefit to an Option A Death Benefit, if withdrawals are made, and in certain other instances.

     TAX TREATMENT OF LOANS. If a Policy is not a MEC, a loan generally is treated as indebtedness of the Owner. As a result, the loan is not taxable income to you if the Policy remains in force. However, when the interest rate credited to the Loan Account is the same as the interest rate charged for the loan, it is unclear whether the IRS would consider some or all of the loan proceeds to be includible in income. Absent further guidance, we will treat all loans as indebtedness. If a Policy lapses when a loan is outstanding, the amount of the loan outstanding will be treated as a surrender in determining whether any amounts are includible in the Owner's income.

     Generally, interest paid on Policy Loans or other indebtedness related to the Policy will not be tax deductible, except in the case of certain indebtedness under a Policy covering a "key person." A tax adviser should be consulted before taking any Policy Loan.

POLICIES WHICH ARE MECS

     CHARACTERIZATION OF A POLICY AS A MEC. A Policy is a MEC if (1) the Policy is received in exchange for a life insurance contract that was a MEC, or (2) the Policy is issued on or after June 21, 1988 and premiums are paid more rapidly than permitted under the "7-Pay Test." A Policy fails this test (and thus is a MEC) if the accumulated amount paid during the first 7 Policy Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Policy provided for paid-up future benefits after the payment of 7 level annual premiums. Under the Code, a material change of the Policy generally results in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during the 7-Pay period will affect the application of this test.

     Under Survivorship Policies, there are special considerations in applying the 7-pay test. For example, a reduction in benefits at any time, such as may occur upon a partial surrender, may cause the Policy to be a MEC. Also and more generally, the manner of applying the 7-pay test is somewhat uncertain in the case of contracts covering more than one Insured.

     We monitor the Policies and attempt to notify Owners on a timely basis if a Policy is in jeopardy of becoming a MEC. You may then request that We take available steps to avoid treating the Policy as a MEC.

     TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If the Policy is a MEC, withdrawals are treated first as withdrawals of income and then as a recovery of premiums. Thus, withdrawals are includible in income to the extent that the Cash Value exceeds the investment in the contract. A Policy loan is treated as a withdrawal for tax purposes.

     If you assign or pledge Cash Value under a MEC (or agree to assign or pledge any portion), such portion is a withdrawal for tax purposes. The investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a MEC, you should consult a tax adviser.

     PENALTY TAX. Generally, proceeds of a surrender or a withdrawal (or the amount of any deemed withdrawal) from a MEC are subject to a penalty tax of 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after you attain age 59 1/2 (2) because you have become disabled (as defined in the Code), or (3) as substantially equal periodic payments over your life or life expectancy (or the joint lives or life expectancies of you and your beneficiary, within the meaning of the tax law.)

     AGGREGATION OF POLICIES. All life insurance contracts which are treated as MECs and which are purchased by the same person from us or our affiliates within the same calendar year are aggregated and treated as one contract in determining the tax on withdrawals (including deemed withdrawals). The effects of aggregation are not always clear; however, it could affect the taxable amount of a withdrawal (or a deemed withdrawal) and could subject the withdrawal to the 10% penalty tax.

CONSIDERATIONS APPLICABLE TO BOTH MECS AND NON-MECS

     SURVIVORSHIP POLICIES. Although we believe that the Policy, when issued as a Survivorship Policy, complies with the statutory definition of life insurance, the manner in which the definition should be applied to Survivorship Policies is not directly addressed by the Code. In the absence of final regulations or other guidance, it is uncertain whether a Survivorship Policy will meet the statutory definition of life insurance. If you are considering the purchase of a Survivorship Policy, you should consult a tax adviser.

     LOSS OF INTEREST DEDUCTION WHERE POLICIES ARE HELD BY OR FOR THE BENEFIT OF CORPORATIONS, TRUSTS, ETC. If an entity (such as a corporation or a trust, not an individual) purchases a Policy or is the beneficiary of a Policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a Policy owned by an entity engaged in a trade or business which covers the life of only one individual who is (a) a 20 percent owner of the entity, or (b) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a Policy owned by an entity engaged in a trade or business which covers the joint lives of the 20 percent owner of the entity and the owner's spouse at the time first covered by the Policy. Entities that are considering purchasing the Policy, or that will be Beneficiaries under a Policy, should consult a tax adviser.

     TREATMENT OF MATURITY BENEFITS AND EXTENSION OF MATURITY DATE. At the Maturity Date, the Surrender Value will be paid to you. This payment is taxable in the same manner as a Policy Surrender. If you elect an extended Maturity Date rider, the IRS could treat you as being in constructive receipt of the Cash Value when the Insured reaches age 100. If so, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in your income at that time.

     OTHER CONSIDERATIONS. Changing the Owner, exchanging the Policy, changing from one Death Benefit option to another, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. The exchange of one life insurance contract for another life insurance contract generally is not taxed (unless cash is distributed or a loan is reduced or forgiven). The insured under the new contract must be the same as the insured under the old contract. Thus, in the case of a Survivorship Policy, the other life insurance contract involved in the exchange must also cover the same two Insureds.

FEDERAL INCOME TAX WITHHOLDING

     We withhold and send to the federal government a part of the taxable portion of withdrawals unless you notify us in writing at the time of withdrawal that you are electing no withholding. You are always responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

                              LEGAL CONSIDERATIONS

     On July 6, 1983, the Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. The Policy described in this Prospectus contains cost of insurance rates that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of federal, state and local laws, including Title VII of the Civil Rights Act, the Equal Pay Act, and Norris and subsequent cases on any employment-related insurance or fringe benefit program before purchasing the Policy.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

     We hold the assets of the Separate Account. We keep these assets segregated and apart from our general funds. We maintain records of all purchases and redemptions of the shares of each Portfolio by each of the Subaccounts.

                                VOTING INTERESTS

     We vote a Fund's shares held in the Separate Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Separate Account. Owners of all Policies participating in each Subaccount are entitled to give us instructions with respect to that Subaccount. An Owner's proportionate interest in that Subaccount is measured by units. We determine the number of shares for which an Owner may give voting instructions as of the record date for the meeting. An Owner will receive proxy material, reports, and other materials relating to the appropriate Portfolio of the Funds.

     We vote all Fund shares held in the Separate Account proportionately based on Owners' instructions. If changes in law permit, we may vote a Fund's shares in our own right.

     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of the Fund or of one or more of its Portfolios or to approve or disapprove an investment advisory contract for a Portfolio of the Fund. In addition, we may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or the investment adviser of a Portfolio of a Fund if we reasonably disapprove of such changes. A proposed change would be disapproved only if the change is contrary to state law or prohibited by state regulatory authorities, or if we determine that the change would have an adverse effect on our General Account in that the proposed investment policy for a Portfolio may result in overly speculative or unsound investments. In the event we disregard voting instructions, we may include a summary of that action and the reasons for it in the next annual report to Owners.

                           STATE REGULATION OF KILICO

     KILICO, a stock life insurance company organized under the laws of Illinois, is subject to regulation by the Illinois Department of Insurance. We file an annual statement with the Director of Insurance on or before March 1 of each year covering our operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of KILICO and the Separate Account and certifies to their adequacy.

     In addition, we are subject to the insurance laws and regulations of the other states where we operate. Generally, the insurance departments of other states apply the laws of Illinois in determining our permissible investments.

                        KILICO'S DIRECTORS AND OFFICERS

     Our directors and principal officers are listed below together with their current positions and their other business experience during the past five years. The address of each officer and director is 1 Kemper Drive, Long Grove, Illinois 60049.

            NAME AND AGE
        POSITION WITH KILICO
          YEAR OF ELECTION                OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR MORE
        --------------------              -----------------------------------------------------
Gale K. Caruso (42)                    President and Chief Executive Officer of Federal Kemper Life
President and Chief Executive Officer  Assurance Company ("FKLA"), Fidelity Life Association
since June 1999. Director since July   ("FLA"), Zurich Life Insurance Company of America ("ZLICA")
1999.                                  and Zurich Direct, Incorporated ("ZD") since June 1999.
                                       Director of FKLA, FLA and ZLICA since July 1999. Chairman,
                                       President and Chief Executive Officer of Scudder Canada
                                       Investor Services, Ltd. from 1995 to June 1999. Managing
                                       Director of Scudder Kemper Investments, Inc. from July 1986 to June 1999.

Eliane C. Frye (52)                    Executive Vice President of FKLA and FLA since March 1995.
Executive Vice President since March   Executive Vice President of ZLICA and ZD since March 1996.
1995. Director since May 1998.         Director of FLA since December 1997. Director of FKLA and
                                       ZLICA since May 1998. Director of ZD from March 1996 to
                                       March 1997. Director of IBS and IBSIA since 1995. Senior
                                       Vice President of KILICO, FKLA and FLA from 1993 to 1995.
                                       Vice President of FKLA and FLA from 1988 to 1993.

Frederick L. Blackmon (48)             Senior Vice President and Chief Financial Officer of FKLA
Senior Vice President and Chief        since December 1995. Senior Vice President and Chief
Financial Officer since December       Financial Officer of FLA since January 1996. Senior Vice
1995.                                  President and Chief Financial Officer of ZLICA and ZD since
                                       March 1996. Director of FLA since May 1998. Director of ZD from March 1996 to March 1997. Treasurer and Chief Financial
                                       Officer of Kemper since January 1996. Chief Financial
                                       Officer of Alexander Hamilton Life Insurance Company from
                                       April 1989 to November 1995.

Russell M. Bostick (43)                Senior Vice President and Chief Information Officer of FKLA,
Senior Vice President and Chief        FLA, ZLICA and ZD since March 1999. Vice President and Chief
Information Officer since March 1999.  Information Officer of FKLA, FLA, KILICO, ZLICA and ZD from
                                       April 1998 to March 1999. Chief Technology Officer of
                                       Corporate Software & Technology from June 1997 to April
                                       1998. Vice President, Information Technology Department of
                                       CNA Insurance Companies from January 1995 to June 1997.

James C. Harkensee (41)                Senior Vice President of FKLA and FLA since January 1996.
Senior Vice President since January    Senior Vice President of ZLICA and ZD since 1995. Director
1996.                                  of ZD from April 1993 to March 1997 and since March 1998.
                                       Vice President of ZLICA from 1992 to 1995. Vice President of
                                       ZD from 1994 to 1995.

James E. Hohmann (44)                  Senior Vice President of FKLA since December 1995. Chief
Senior Vice President since December   Actuary of FKLA and KILICO from December 1995 to January
1995. Director since May 1998.         1999. Senior Vice President of FLA since January 1996. Chief
                                       Actuary of FLA from January 1996 to January 1999. Senior
                                       Vice President of ZLICA and ZD since March 1996. Chief
                                       Actuary of ZLICA and ZD from March 1996 to January 1999.
                                       Director of FLA since June 1997. Director of FKLA and ZLICA since May 1998. Director of ZD from March 1996 to March
                                       1997. Managing Principal (Partner) of Tillinghast-Towers
                                       Perrin from January 1991 to December 1995.

            NAME AND AGE
        POSITION WITH KILICO
          YEAR OF ELECTION                OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR MORE
        --------------------              -----------------------------------------------------
Edward K. Loughridge (45)              Senior Vice President and Corporate Development Officer of
Senior Vice President and Corporate    FKLA and FLA since January 1996. Senior Vice President and
Development Officer since January      Corporate Development Officer for ZLICA and ZD since March
1996.                                  1996. Senior Vice President of Human Resources of
                                       Zurich-American Insurance Group from February 1992 to March
                                       1996.

Debra P. Rezabek (44)                  Senior Vice President of FKLA and FLA since March 1996.
Senior Vice President since 1996.      Corporate Secretary of FKLA and FLA since January 1996.
General Counsel since 1992. Corporate  Director of FLA since May 1998. Vice President of KILICO,
Secretary since January 1996.          FKLA and FLA since 1995. General Counsel and Director of
                                       Government Affairs of FKLA and FLA since 1992 and of KILICO since 1993. Senior Vice President, General Counsel and
                                       Corporate Secretary of ZLICA and ZD since March 1996.
                                       Director of ZD from March 1996 to March 1997. Secretary of
                                       IBS and IBSIA since 1993. Director of IBS and IBSIA from
                                       1993 to 1996. General Counsel and Assistant Secretary of
                                       KILICO, FKLA and FLA from 1992 to 1996. Assistant Secretary of Kemper since January 1996.

Edward L. Robbins (60)                 Senior Vice President and Chief Actuary of FKLA, FLA, ZLICA
Senior Vice President and Chief        and ZD since March 1999. Senior Actuary of FKLA, FLA,
Actuary since March 1999.              KILICO, ZLICA and ZD from July 1998 to March 1999. Principal of KPMG Peat Marwick LLP from May 1984 to July 1998.

Kenneth M. Sapp (54)                   Senior Vice President of FKLA, FLA and ZLICA since January
Senior Vice President since January    1998. Senior Vice President of ZD since March 1998. Director
1998.                                  of IBS since May 1998. Director of IBSIA since September
                                       1998. Vice President--Aetna Life Brokerage of Aetna Life &
                                       Annuity Company from February 1992 to January 1998.

George Vlaisavljevich (57)             Senior Vice President of FKLA, FLA and ZLICA since October
Senior Vice President since October    1996. Senior Vice President of ZD since March 1997. Director
1996.                                  of IBS and IBSIA since October 1996. Executive Vice
                                       President of The Copeland Companies from April 1983 to
                                       September 1996.

William H. Bolinder (56)               Director of FKLA and FLA since January 1996. Director of
Chairman of the Board from January     ZLICA and ZD since March 1995. Chairman of the Board of FKLA
1996 to June 1999 and since April      and, FLA from January 1996 to June 1999 and since April
2000. Director since January 1996.     2000. Chairman of the Board of ZLICA and ZD from March 1995 to June 1999 and since April 2000. Chairman of the Board and
                                       Director of Kemper since January 1996. Director of SKI since
                                       January 1996. Vice Chairman of SKI from January 1996 to
                                       1998. Member of the Group Executive Board of Zurich
                                       Financial Services Group since 1998. Member of the Corporate
                                       Executive Board of Zurich Insurance Group from October 1994 to 1998. Chairman of Zurich American Insurance Company since
                                       1998. Chairman of the Board of American Guarantee and
                                       Liability Insurance Company, Zurich American Insurance
                                       Company of Illinois, American Zurich Insurance Company and
                                       Steadfast Insurance Company since 1995. Chief Executive
                                       Officer of American Guarantee and Liability Insurance
                                       Company, Zurich American Insurance Company of Illinois and
                                       American Zurich Insurance Company from 1986 to June 1995.
                                       President of Zurich Holding Company of America ("ZHCA")
                                       since 1995. Vice Chairman of ZHCA since 1996. Underwriter
                                       for Zurich American Lloyds since 1986.

David A. Bowers (53)                   Director of FKLA and ZLICA since May 1997. Director of FLA
Director since May 1997.               since June 1997. Executive Vice President, Corporate
                                       Secretary and General Counsel of Zurich U.S. since August
                                       1985. Vice President, General Counsel and Secretary of
                                       Kemper since January 1996.

            NAME AND AGE
        POSITION WITH KILICO
          YEAR OF ELECTION                OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR MORE
        --------------------              -----------------------------------------------------
Gunther Gose (55)                      Director of FKLA, FLA and ZLICA since November 1998. Chief
Director since November 1998.          Financial Officer and Member of the Group Executive Board of
                                       Zurich Financial Services since October 1998. Member of the
                                       Corporate Executive Board of Zurich Insurance Group from
                                       April 1990 to October 1998.

                                 LEGAL MATTERS

     All matters of Illinois law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Illinois Insurance Law, have been passed upon by Debra P. Rezabek, our Senior Vice President, General Counsel, and Corporate Secretary. Jorden Burt Boros Cicchetti Berenson & Johnson LLP, Washington, D.C., has advised us on certain legal matters concerning federal securities laws applicable to the issue and sale of Policies.

                               LEGAL PROCEEDINGS

     There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. We are not a party in any litigation that is of material importance in relation to our total assets or that relates to the Separate Account.

                                    EXPERTS

     The consolidated balance sheets of KILICO as of December 31, 1999 and 1998 and the related consolidated statements of operations, comprehensive income, stockholder's equity, and cash flows for the years ended December 31, 1999, 1998 and 1997 have been included herein and in the registration statement in reliance upon the report of PricewaterhouseCoopers, LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

     The statements of assets and liabilities and policy owners' equity of the Separate Account as of December 31, 1999 and the related statements of operations for the period then ended and the statements of changes in policy owners' equity for the period then ended has been included herein in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

     Actuarial matters included in this Prospectus have been examined by Steven
D. Powell, FSA, as stated in the opinion filed as an exhibit to the registration statement.

                             REGISTRATION STATEMENT

     A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies. For further information concerning the Separate Account, KILICO and the Policy, reference is made to the registration statement as amended with exhibits. Copies of the registration statement are available from the Commission upon payment of a fee or at the SEC's website at http://www.sec.gov.

                              FINANCIAL STATEMENTS

     Our included financial statements should be considered only as bearing upon our ability to meet our contractual obligations under the Policy. The investment experience of the Separate Account does not affect our financial statements.

                      (This page intentionally left blank)

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Directors of Kemper Investors Life Insurance Company and Policy Owners of Kemper Investors Life Insurance Company's KILICO
Variable Separate Account-2

     In our opinion, the accompanying statements of assets and liabilities and policy owners' equity and the related statements of operations and changes in policy owners' equity present fairly, in all material respects, the financial position of the subaccounts of Kemper Investors Life Insurance Company's (the "Company") KILICO Variable Separate Account-2, which includes the Evergreen VA Subaccount, Evergreen VA Growth and Income Subaccount, Evergreen VA Foundation Subaccount, Evergreen VA Global Leaders Subaccount, Evergreen VA Strategic Income Subaccount, Evergreen VA Aggressive Growth Subaccount, Evergreen VA Small Cap Value Subaccount, Evergreen VA International Growth Subaccount, Evergreen VA Masters Subaccount (investment options within the Evergreen Variable Annuity Trust), Goldman Sachs International Equity Subaccount, Goldman Sachs Global Income Subaccount, (investment options within the Goldman Sachs Variable Insurance Trust), High Yield Subaccount, U.S. Real Estate Subaccount (investment options within the Morgan Stanley Dean Witter Universal Funds, Inc.), Fidelity VIP Money Market Subaccount, Fidelity VIP Overseas Subaccount (investment options within the Fidelity Variable Insurance Products Fund), Fidelity VIP II Contrafund Subaccount and Fidelity VIP II Index 500 Subaccount (investment options within the Fidelity Variable Insurance Products Fund II), thereof at December 31, 1999, and the results of their operations for the period presented and the changes in their policy owners' equity for the period April 1, 1999 (commencement of operations) to December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of investments owned at December 31, 1999 provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Chicago, Illinois

February 24, 2000

KILICO VARIABLE SEPARATE ACCOUNT-2

STATEMENTS OF ASSETS AND LIABILITIES AND POLICY OWNERS' EQUITY

DECEMBER 31, 1999
(IN THOUSANDS)

                                                                  EVERGREEN VARIABLE ANNUITY TRUST
                                      ----------------------------------------------------------------------------------------
                                                   EVERGREEN                 EVERGREEN    EVERGREEN    EVERGREEN    EVERGREEN
                                                       VA       EVERGREEN        VA           VA           VA           VA
                                      EVERGREEN    GROWTH AND       VA         GLOBAL     STRATEGIC    AGGRESSIVE   SMALL CAP
                                          VA         INCOME     FOUNDATION    LEADERS       INCOME       GROWTH       VALUE
                                      SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                      ----------   ----------   ----------   ----------   ----------   ----------   ----------
ASSETS
  Investments in underlying portfolio
    funds, at current value..........    $29           80            5           11           52           70           23
                                         ---           --           --           --           --           --           --
LIABILITIES AND POLICY OWNERS' EQUITY
  Liabilities:
    Mortality and expense risk
      charges........................     --           --           --           --           --           --           --
    Other payables...................     --           --           --           --           --           --           --
                                         ---           --           --           --           --           --           --
         Total liabilities...........     --           --           --           --           --           --           --
                                         ---           --           --           --           --           --           --
  Policy owners' equity..............    $29           80            5           11           52           70           23
                                         ===           ==           ==           ==           ==           ==           ==
ANALYSIS OF POLICY OWNERS' EQUITY
  Excess of proceeds from units sold
    over payments for units
    redeemed.........................    $27           75            5            9           53           55           23
  Accumulated net investment income
    (loss)...........................      1            1           --           --           (2)          (3)          --
  Unrealized appreciation
    (depreciation) of investments....      1            4           --            2            1           18           --
                                         ---           --           --           --           --           --           --
  Policy owners' equity..............    $29           80            5           11           52           70           23
                                         ===           ==           ==           ==           ==           ==           ==

---------------

See accompanying notes to financial statements.

                                                                                 MORGAN STANLEY DEAN WITTER
    EVERGREEN VARIABLE ANNUITY TRUST   GOLDMAN SACHS VARIABLE INSURANCE TRUST      UNIVERSAL FUNDS, INC.
    --------------------------------   ---------------------------------------   --------------------------
       EVERGREEN
           VA            EVERGREEN       GOLDMAN SACHS
     INTERNATIONAL          VA           INTERNATIONAL        GOLDMAN SACHS                     U.S. REAL
         GROWTH           MASTERS            EQUITY           GLOBAL INCOME      HIGH YIELD       ESTATE
       SUBACCOUNT       SUBACCOUNT         SUBACCOUNT           SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
    ----------------   -------------   ------------------   ------------------   -----------   ------------
            4               12                 64                   25               47              9
           --               --                 --                   --               --             --
           --               --                 --                   --               --             --
           --               --                 --                   --               --             --
           --               --                 --                   --               --             --
           --               --                 --                   --               --             --
           --               --                 --                   --               --             --
            4               12                 64                   25               47              9
           ==               ==                 ==                   ==               ==             ==
            3               12                 52                   26               47             10
           --               (1)                 3                   --                2             --
            1                1                  9                   (1)              (2)            (1)
           --               --                 --                   --               --             --
            4               12                 64                   25               47              9
           ==               ==                 ==                   ==               ==             ==

KILICO VARIABLE SEPARATE ACCOUNT-2

DECEMBER 31, 1999
(IN THOUSANDS)

                                                           FIDELITY VARIABLE INSURANCE        FIDELITY VARIABLE INSURANCE
                                                                  PRODUCTS FUND                     PRODUCTS FUND II
                                                           ----------------------------    ----------------------------------
                                                           FIDELITY VIP
                                                              MONEY        FIDELITY VIP    FIDELITY VIP II    FIDELITY VIP II
                                                              MARKET         OVERSEAS        CONTRAFUND          INDEX 500
                                                            SUBACCOUNT      SUBACCOUNT       SUBACCOUNT         SUBACCOUNT
                                                           ------------    ------------    ---------------    ---------------
ASSETS
  Investments in underlying portfolio funds, at current
    value................................................      $ 75             19               139                510
                                                               ----             --               ---                ---
LIABILITIES AND POLICY OWNERS' EQUITY
  Liabilities:
    Mortality and expense risk charges...................        --             --                --                  1
    Other payables.......................................        --             --                --                  1
                                                               ----             --               ---                ---
         Total liabilities...............................        --             --                --                  2
                                                               ----             --               ---                ---
  Policy owners' equity..................................      $ 75             19               139                508
                                                               ====             ==               ===                ===
ANALYSIS OF POLICY OWNERS' EQUITY
  Excess of proceeds from units sold over payments for
    units redeemed.......................................      $ 94             15               126                478
  Accumulated net investment loss........................       (19)            (1)               (5)               (20)
  Unrealized appreciation of investments.................        --              5                18                 50
                                                               ----             --               ---                ---
  Policy owners' equity..................................      $ 75             19               139                508
                                                               ====             ==               ===                ===

---------------

See accompanying notes to financial statements.

KILICO VARIABLE SEPARATE ACCOUNT-2

STATEMENTS OF OPERATIONS

FOR THE PERIOD APRIL 1, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999 (IN THOUSANDS)


                                                                EVERGREEN VARIABLE ANNUITY TRUST
                                    ----------------------------------------------------------------------------------------
                                                 EVERGREEN                 EVERGREEN    EVERGREEN    EVERGREEN    EVERGREEN
                                                     VA       EVERGREEN        VA           VA           VA           VA
                                    EVERGREEN    GROWTH AND       VA         GLOBAL     STRATEGIC    AGGRESSIVE   SMALL CAP
                                        VA         INCOME     FOUNDATION    LEADERS       INCOME       GROWTH       VALUE
                                    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                    ----------   ----------   ----------   ----------   ----------   ----------   ----------
REVENUE
  Dividends and capital gains
    distributions..................     $2            4           --           --           --           --            1
EXPENSES
  Mortality and expense risk and
    other charges..................      1            3           --           --            2            3            1
                                        --           --           --           --           --           --           --
Net investment income (loss).......      1            1           --           --           (2)          (3)          --
                                        --           --           --           --           --           --           --
NET UNREALIZED GAIN ON
  INVESTMENTS
  Change in unrealized appreciation
    of investments.................      1            4           --            2            1           18           --
                                        --           --           --           --           --           --           --
Net unrealized gain on
  investments......................      1            4           --            2            1           18           --
                                        --           --           --           --           --           --           --
Net increase (decrease) in policy
  owners' equity resulting from
  operations.......................     $2            5           --            2           (1)          15           --
                                        ==           ==           ==           ==           ==           ==           ==

---------------

See accompanying notes to financial statements.

KILICO VARIABLE SEPARATE ACCOUNT-2

FOR THE PERIOD APRIL 1, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999 (IN THOUSANDS)

                                                                                                          MORGAN STANLEY
                                            EVERGREEN VARIABLE          GOLDMAN SACHS VARIABLE             DEAN WITTER
                                              ANNUITY TRUST                 INSURANCE TRUST           UNIVERSAL FUNDS, INC.
                                        --------------------------   -----------------------------   ------------------------
                                          EVERGREEN
                                             VA         EVERGREEN    GOLDMAN SACHS   GOLDMAN SACHS
                                        INTERNATIONAL       VA       INTERNATIONAL      GLOBAL          HIGH         U.S.
                                           GROWTH        MASTERS        EQUITY          INCOME         YIELD      REAL ESTATE
                                         SUBACCOUNT     SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
                                        -------------   ----------   -------------   -------------   ----------   -----------
REVENUE
  Dividends and capital gains
    distributions.....................       $--            --             5               1              3            1
EXPENSES
  Mortality and expense risk and other
    charges...........................        --             1             2               1              1            1
                                             ---            --            --              --             --           --
Net investment income (loss)..........        --            (1)            3              --              2           --
                                             ---            --            --              --             --           --
NET UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
  Change in unrealized appreciation
    (depreciation) of investments.....         1             1             9              (1)            (2)          (1)
                                             ---            --            --              --             --           --
Net unrealized gain (loss) on
  investments.........................         1             1             9              (1)            (2)          (1)
                                             ---            --            --              --             --           --
Net increase (decrease) in policy
  owners' equity resulting from
  operations..........................       $ 1            --            12              (1)            --           (1)
                                             ===            ==            ==              ==             ==           ==

---------------

See accompanying notes to financial statements.

       FIDELITY VARIABLE INSURANCE              FIDELITY VARIABLE INSURANCE
              PRODUCTS FUND                          PRODUCTS FUND II
     -------------------------------       -------------------------------------
     FIDELITY VIP
        MONEY           FIDELITY VIP       FIDELITY VIP II       FIDELITY VIP II
        MARKET            OVERSEAS           CONTRAFUND             INDEX 500
      SUBACCOUNT         SUBACCOUNT          SUBACCOUNT            SUBACCOUNT
     ------------       ------------       ---------------       ---------------
           3                 --                  --                     --
          22                  1                   5                     20
         ---                 --                  --                    ---
         (19)                (1)                 (5)                   (20)
         ---                 --                  --                    ---
          --                  5                  18                     50
         ---                 --                  --                    ---
          --                  5                  18                     50
         ---                 --                  --                    ---

         (19)                 4                  13                     30
         ===                 ==                  ==                    ===

KILICO VARIABLE SEPARATE ACCOUNT-2

STATEMENTS OF CHANGES IN POLICY OWNERS' EQUITY

FOR THE PERIOD APRIL 1, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999 (IN THOUSANDS)

                                                                  EVERGREEN VARIABLE ANNUITY TRUST
                                      ----------------------------------------------------------------------------------------
                                                   EVERGREEN                 EVERGREEN    EVERGREEN    EVERGREEN    EVERGREEN
                                                       VA       EVERGREEN        VA           VA           VA           VA
                                      EVERGREEN    GROWTH AND       VA         GLOBAL     STRATEGIC    AGGRESSIVE   SMALL CAP
                                          VA         INCOME     FOUNDATION    LEADERS       INCOME       GROWTH       VALUE
                                      SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                      ----------   ----------   ----------   ----------   ----------   ----------   ----------
OPERATIONS
  Net investment income..............    $ 1            1           --           --           (2)          (3)          --
  Change in unrealized appreciation
    (depreciation) of investments....      1            4           --            2            1           18           --
                                         ---           --           --           --           --           --           --
    Net increase (decrease) in policy
      owners' equity resulting from
      operations.....................      2            5           --            2           (1)          15           --
                                         ---           --           --           --           --           --           --
ACCOUNT UNIT TRANSACTIONS
  Proceeds from units sold...........     22           48            4            8           45           46           19
  Net transfers from affiliate and
    subaccounts......................      5           27            1            1            8            9            4
  Payments for units redeemed........     --           --           --           --           --           --           --
                                         ---           --           --           --           --           --           --
    Net increase in policy owners'
      equity from account unit
      transactions...................     27           75            5            9           53           55           23
                                         ---           --           --           --           --           --           --
Total increase in policy owners'
  equity.............................     29           80            5           11           52           70           23
POLICY OWNERS' EQUITY
  Beginning of period................     --           --           --           --           --           --           --
                                         ---           --           --           --           --           --           --
  End of period......................    $29           80            5           11           52           70           23
                                         ===           ==           ==           ==           ==           ==           ==

---------------

See accompanying notes to financial statements.

                                          GOLDMAN SACHS VARIABLE       MORGAN STANLEY DEAN WITTER
    EVERGREEN VARIABLE ANNUITY TRUST          INSURANCE TRUST             UNIVERSAL FUNDS, INC.
    --------------------------------   -----------------------------   ---------------------------
       EVERGREEN
           VA            EVERGREEN     GOLDMAN SACHS   GOLDMAN SACHS
     INTERNATIONAL          VA         INTERNATIONAL      GLOBAL           HIGH           U.S.
         GROWTH           MASTERS         EQUITY          INCOME          YIELD       REAL ESTATE
       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
    ----------------   -------------   -------------   -------------   ------------   ------------
           --               (1)              3              --               2             --
            1                1               9              (1)             (2)            (1)
           --               --              --              --              --             --
            1               --              12              (1)             --             (1)
           --               --              --              --              --             --
            3                7              37              17              12              8
           --                5              15               9              35              2
           --               --              --              --              --             --
           --               --              --              --              --             --
            3               12              52              26              47             10
           --               --              --              --              --             --
            4               12              64              25              47              9
           --               --              --              --              --             --
           --               --              --              --              --             --
            4               12              64              25              47              9
           ==               ==              ==              ==              ==             ==

KILICO VARIABLE SEPARATE ACCOUNT-2

FOR THE PERIOD APRIL 1, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999 (IN THOUSANDS)

                                                           FIDELITY VARIABLE INSURANCE        FIDELITY VARIABLE INSURANCE
                                                                  PRODUCTS FUND                     PRODUCTS FUND II
                                                           ----------------------------    ----------------------------------
                                                           FIDELITY VIP
                                                              MONEY        FIDELITY VIP    FIDELITY VIP II    FIDELITY VIP II
                                                              MARKET         OVERSEAS        CONTRAFUND          INDEX 500
                                                            SUBACCOUNT      SUBACCOUNT       SUBACCOUNT         SUBACCOUNT
                                                           ------------    ------------    ---------------    ---------------
OPERATIONS
  Net investment income..................................     $ (19)            (1)               (5)               (20)
  Change in unrealized appreciation
    of investments.......................................        --              5                18                 50
                                                              -----             --               ---                ---
    Net increase (decrease) in policy
      owners' equity resulting from
      operations.........................................       (19)             4                13                 30
                                                              -----             --               ---                ---
ACCOUNT UNIT TRANSACTIONS
  Proceeds from units sold...............................       418             13                74                331
  Net transfers (to) from affiliate and
    subaccounts..........................................      (323)             2                52                147
  Payments for units redeemed............................        (1)            --                --                 --
                                                              -----             --               ---                ---
    Net increase in policy owners' equity from account
      unit transactions..................................        94             15               126                478
                                                              -----             --               ---                ---
Total increase in policy owners' equity..................        75             19               139                508
POLICY OWNERS' EQUITY
  Beginning of period....................................        --             --                --                 --
                                                              -----             --               ---                ---
  End of period..........................................     $  75             19               139                508
                                                              =====             ==               ===                ===

---------------

See accompanying notes to financial statements.

KILICO VARIABLE SEPARATE ACCOUNT-2

NOTES TO FINANCIAL STATEMENTS

(1) GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

     KILICO Variable Separate Account-2 (the "Separate Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended, established by Kemper Investors Life Insurance Company ("KILICO"). KILICO is an indirect, wholly-owned subsidiary of Zurich Financial Services ("ZFS"). ZFS is owned by Zurich Allied AG and Allied Zurich p.l.c., fifty-seven percent and forty-three percent, respectively. Zurich Allied AG is listed on the Swiss Market Index (SMI). Allied Zurich p.l.c. is included in the FTSE-100 Share Index in London.

     The Separate Account is used to fund policies ("Policy") for the First Foundation flexible premium variable life insurance policies. The Separate Account commenced operations on April 1, 1999. The Separate Account is divided into seventeen subaccount options which are available to policy owners, and each subaccount invests exclusively in the shares of a corresponding portfolio in the Evergreen Variable Annuity Trust, the Goldman Sachs Variable Insurance Trust, the Morgan Stanley Dean Witter Universal Funds, Inc., the Fidelity Variable Insurance Products Fund and the Fidelity Variable Insurance Products Fund II, which are open-end diversified management companies.

ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent amounts at the date of the financial statements. As a result, actual results reported as income and expenses could differ from the estimates reported in the accompanying financial statements.

SECURITY VALUATION

     The investments are stated at current value which is based on the closing bid price, net asset value, at December 31, 1999.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Security transactions are generally accounted for on the trade date (date when KILICO accepts risks of providing insurance coverage to the insured). Dividends and capital gains distributions are recorded as income on the ex-dividend date. Realized gains and losses from security transactions are generally reported on a first in, first out (FIFO) cost basis.

ACCUMULATION UNIT VALUATION

     On each day the New York Stock Exchange (the "Exchange") is open for trading, the accumulation unit value is determined as of the earlier of 3:00 p.m. (Central time) or the close of the Exchange by dividing the total value of each subaccount's investments and other assets, less liabilities, by the number of accumulation units outstanding in the respective subaccount.

FEDERAL INCOME TAXES

     The operations of the Separate Account are included in the federal income tax return of KILICO. Under existing federal income tax law, investment income and realized capital gains and losses of the Separate Account increase liabilities under the policy and are, therefore, not taxed. Thus the Separate Account may realize net investment income and capital gains and losses without federal income tax consequences.

(2) SUMMARY OF INVESTMENTS

     Investments, at cost, at December 31, 1999, are as follows (in thousands, differences are due to rounding):

                                                                SHARES
                                                                OWNED      COST
                                                                ------    ------
EVERGREEN VARIABLE ANNUITY TRUST:
Evergreen VA Subaccount.....................................      2       $   28
Evergreen VA Growth and Income Subaccount...................      5           76
Evergreen VA Foundation Subaccount..........................      0            5
Evergreen VA Global Leaders Subaccount......................      1            9
Evergreen VA Strategic Income Subaccount....................      5           51
Evergreen VA Aggressive Growth Subaccount...................      4           52
Evergreen VA Small Cap Value Subaccount.....................      2           23
Evergreen VA International Growth Subaccount................      0            3
Evergreen VA Masters Subaccount.............................      1           11
GOLDMAN SACHS VARIABLE INSURANCE TRUST:
Goldman Sachs International Equity Subaccount...............      4           55
Goldman Sachs Global Income Subaccount......................      3           26
MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.:
High Yield Subaccount.......................................      5           49
U.S. Real Estate Subaccount.................................      1           10
FIDELITY VARIABLE INSURANCE PRODUCTS FUND:
Fidelity VIP Money Market Subaccount........................      7           75
Fidelity VIP Overseas Subaccount............................      1           14
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:
Fidelity VIP II Contrafund Subaccount.......................      5          121
Fidelity VIP II Index 500 Subaccount........................      3          460
                                                                          ------
     TOTAL INVESTMENTS AT COST..............................              $1,068
                                                                          ======

     A description of the underlying investments are summarized below.

EVERGREEN VARIABLE ANNUITY TRUST

     EVERGREEN VA SUBACCOUNT: This subaccount invests in the Evergreen VA Fund of the Evergreen Variable Annuity Trust. The Fund seeks to achieve capital appreciation.

     EVERGREEN VA GROWTH AND INCOME SUBACCOUNT: This subaccount invests in the Evergreen VA Growth and Income Fund of the Evergreen Variable Annuity Trust. The Fund seeks to achieve a return composed of capital appreciation in the value of its shares and current income.

     EVERGREEN VA FOUNDATION SUBACCOUNT: This subaccount invests in the Evergreen VA Foundation Fund of the Evergreen Variable Annuity Trust. The Fund seeks, in order of priority, reasonable income, conservation of capital and capital appreciation.

     EVERGREEN VA GLOBAL LEADERS SUBACCOUNT: This subaccount invests in the Evergreen VA Global Leaders Fund of the Evergreen Variable Annuity Trust. The Fund seeks to achieve capital appreciation.

     EVERGREEN VA STRATEGIC INCOME SUBACCOUNT: This subaccount invests in the Evergreen VA Strategic Income Fund of the Evergreen Variable Annuity Trust. The Fund seeks high current income.

     EVERGREEN VA AGGRESSIVE GROWTH SUBACCOUNT: This subaccount invests in the Evergreen VA Aggressive Growth Fund of the Evergreen Variable Annuity Trust. The Fund seeks long-term capital appreciation.

     EVERGREEN VA SMALL CAP VALUE SUBACCOUNT: This subaccount invests in the Evergreen VA Small Cap Value Fund of the Evergreen Variable Annuity Trust. The Fund seeks to achieve a return consisting of current income and capital appreciation in the value of its shares.

     EVERGREEN VA INTERNATIONAL GROWTH SUBACCOUNT: This subaccount invests in the Evergreen VA International Growth Fund of the Evergreen Variable Annuity Trust. The Fund seeks long-term growth of capital and, as a secondary objective, seeks modest income.

     EVERGREEN VA MASTERS SUBACCOUNT: This subaccount invests in the Evergreen VA Masters Fund of the Evergreen Variable Annuity Trust. The Fund seeks long-term capital appreciation.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

     GOLDMAN SACHS INTERNATIONAL EQUITY SUBACCOUNT: This subaccount invests in the Goldman Sachs International Equity Fund of the Goldman Sachs Variable Insurance Trust. The Fund seeks long-term capital appreciation.

     GOLDMAN SACHS GLOBAL INCOME SUBACCOUNT: This subaccount invests in the Goldman Sachs Global Income Fund of the Goldman Sachs Variable Insurance Trust. The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

     HIGH YIELD SUBACCOUNT: This subaccount invests in the High Yield Portfolio of the Morgan Stanley Dean Witter Universal Funds, Inc. The Portfolio seeks above-average total return over a market cycle of three to five years.

     U.S. REAL ESTATE SUBACCOUNT: This subaccount invests in the U.S. Real Estate Portfolio of the Morgan Stanley Dean Witter Universal Funds, Inc. The Portfolio seeks above-average current income and long-term capital appreciation.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

     FIDELITY VIP MONEY MARKET SUBACCOUNT: This subaccount invests in the Fidelity VIP Money Market Portfolio of the Fidelity Variable Insurance Products Fund. The Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

     FIDELITY VIP OVERSEAS SUBACCOUNT: This subaccount invests in the Fidelity VIP Overseas Portfolio of the Fidelity Variable Insurance Products Fund. The Portfolio seeks long-term growth of capital.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

     FIDELITY VIP II CONTRAFUND SUBACCOUNT: This subaccount invests in the Fidelity VIP II Contrafund Portfolio of the Fidelity Variable Insurance Products Fund II. The Portfolio seeks long-term capital appreciation.

     FIDELITY VIP II INDEX 500 SUBACCOUNT: This subaccount invests in the Fidelity VIP II Index 500 Portfolio of the Fidelity Variable Insurance Products Fund II. The Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States as represented by the S&P 500.

(3) TRANSACTIONS WITH AFFILIATES

     KILICO provides a death benefit payment upon the death of the Policy Owner under the terms of the death benefit option selected by the Policy Owner as further described in the policy. KILICO assesses a monthly charge to the subaccounts for the cost of providing this insurance protection to the Policy Owner. These cost of insurance charges vary with the issue age, sex and rate class of the Policy Owner, and are allocated among the subaccounts in the proportion of each subaccount to the Separate Account value. Cost of insurance charges totaled $30,850 for the period ended December 31, 1999. Additionally, KILICO assesses a daily charge to the subaccounts for mortality and expense risk assumed by KILICO at a rate not to exceed an effective annual rate of 0.90% of the average net assets of the subaccounts.

     Proceeds payable on the surrender of a Policy are reduced by the amount of debt that may be outstanding.

     A state and local premium tax charge is deducted from each premium payment, these charges will range from 0.50% to 5% prior to the allocation of the net premium. This charge is to reimburse KILICO for the payment of state premium taxes. KILICO expects to pay an average state premium tax rate of approximately 2.18% but the actual premium tax attributable to a policy may be more or less. Under Section 848 of the Internal Revenue Code (the "Code"), the receipt of premium income by a life insurance company requires the deferral of a portion of the acquisition cost over a maximum of a 120 month period. The effect of Section 848 for KILICO is an acceleration of income recognition over a deferral of the associated deductions for tax purposes; this is referred to as deferred acquisition cost or, the "DAC tax". As compensation for this accelerated liability, a DAC tax charge of 1.00% of each premium dollar is deducted from the premium by KILICO before investment of a Policy Owner's funds into the Separate Account.

     Policy loans are also provided for under the terms of the Policy. The minimum amount of the loan is $500 and is limited to 90% of the cash value less debt. Interest is assessed against a policy loan under the terms of the Policy. Policy loans are carried in KILICO's general account.

     Pursuant to its administrative services agreements with KILICO, Life Insurance Solutions ("LIS"), an affiliated Company, provides certain services to KILICO in connection with policy management, certificate management and account management.

     Evergreen Asset Management Corp. is the investment manager for the Evergreen VA Fund, the Evergreen VA Growth and Income Fund, the Evergreen VA Foundation Fund, the Evergreen VA Global Leaders Fund and the Evergreen VA Small Cap Value Fund of the Evergreen Variable Annuity Trust. Evergreen Investment Management is the investment manager for the Evergreen VA Masters Fund of the Evergreen Variable Annuity Trust. Evergreen Investment Management Company is the investment manager for the Evergreen VA Strategic Income Fund, the Evergreen VA Aggressive Growth Fund and the Evergreen VA International Growth Fund of the Evergreen Variable Annuity Trust. Goldman Sachs Asset Management International is the investment manager for the Goldman Sachs Variable Insurance Trust. Miller Anderson & Sherrerd, LLP is the investment manager for the High Yield Portfolio of the Morgan Stanley Dean Witter Universal Funds, Inc. Morgan Stanley Dean Witter Investment Management Inc. is the investment manager for the U.S. Real Estate Portfolio of the Morgan Stanley Dean Witter Universal Funds, Inc. Fidelity Management & Research Company is the investment manager for the Fidelity Variable Insurance Products Fund and the Fidelity Variable Insurance Products Fund II. These entities are not affiliated with KILICO.

(4) NET TRANSFERS (TO) FROM AFFILIATE OR SUBACCOUNTS

     Net transfers (to) from affiliate or subaccounts include transfers of all or part of the Policy Owner's interest to or from another eligible subaccount or to the general account of KILICO.

(5) POLICY OWNERS' EQUITY

     Policy Owners' equity at December 31, 1999, is as follows (in thousands, except unit value; differences are due to rounding):

                                                                NUMBER               POLICY
                                                                  OF       UNIT      OWNERS'
                                                                UNITS     VALUE*     EQUITY
                                                                ------    -------    -------
                 FIRST FOUNDATION POLICIES
EVERGREEN VARIABLE ANNUITY TRUST:
Evergreen VA Subaccount.....................................       3      $10.204    $   29
Evergreen VA Growth and Income Subaccount...................       8       10.405        80
Evergreen VA Foundation Subaccount..........................       0       10.244         5
Evergreen VA Global Leaders Subaccount......................       1       11.580        11
Evergreen VA Strategic Income Subaccount....................       5       10.026        52
Evergreen VA Aggressive Growth Subaccount...................       5       13.294        70
Evergreen VA Small Cap Value Subaccount.....................       2       10.243        23
Evergreen VA International Growth Subaccount................       0       13.253         4
Evergreen VA Masters Subaccount.............................       1       11.993        12
GOLDMAN SACHS VARIABLE INSURANCE TRUST:
Goldman Sachs International Equity Subaccount...............       6       11.571        64
Goldman Sachs Global Income Subaccount......................       3        9.560        25
MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.:
High Yield Subaccount.......................................       5        9.390        47
U.S. Real Estate Subaccount.................................       1        8.650         9
FIDELITY VARIABLE INSURANCE PRODUCTS FUND:
Fidelity VIP Money Market Subaccount........................       7       10.314        75
Fidelity VIP Overseas Subaccount............................       1       13.152        19
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:
Fidelity VIP II Contrafund Subaccount.......................      12       11.297       139
Fidelity VIP II Index 500 Subaccount........................      47       10.859       508
                                                                                     ------
     TOTAL FIRST FOUNDATION POLICY OWNERS' EQUITY...........                         $1,172
                                                                                     ======

---------------
* Average

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Directors and Stockholder of
Kemper Investors Life Insurance Company:

     In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, comprehensive income, stockholder's equity and cash flows present fairly, in all material respects, the financial position of Kemper Investors Life Insurance Company and subsidiaries (the "Company") at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. In addition, in our opinion, the financial statement schedules listed in the accompanying index present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

                           PricewaterhouseCoopers LLP
Chicago, Illinois
March 17, 2000

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                       (in thousands, except share data)

                                                              DECEMBER 31    DECEMBER 31
                                                                  1999          1998
                                                              ------------   -----------
ASSETS
Fixed maturities, available for sale, at fair value
  (amortized cost: December 31, 1999, $3,397,188, December
  31, 1998, $3,421,535).....................................  $ 3,276,017    $ 3,482,820
Trading account securities at fair value (amortized cost:
  December 31, 1998, $99,095)...............................      --             101,781
Equity securities (cost: December 31, 1999, $65,235;
  December 31, 1998, $66,776)...............................       61,592         66,854
Short-term investments......................................       42,391         58,334
Joint venture mortgage loans................................       67,242         65,806
Third-party mortgage loans..................................       63,875         76,520
Other real estate-related investments.......................       20,506         22,049
Policy loans................................................      261,788        271,540
Other invested assets.......................................       25,621         23,645
                                                              -----------    -----------
          Total investments.................................    3,819,032      4,169,349
Cash........................................................       12,015         13,486
Accrued investment income...................................      127,219        124,213
Goodwill....................................................      203,907        216,651
Value of business acquired..................................      119,160        118,850
Deferred insurance acquisition costs........................      159,667         91,543
Deferred income taxes.......................................       93,502         35,059
Reinsurance recoverable.....................................      309,696        344,837
Receivable on sales of securities...........................        3,500          3,500
Other assets and receivables................................       29,950         23,029
Assets held in separate accounts............................    9,778,068      7,099,204
                                                              -----------    -----------
          Total assets......................................  $14,655,716    $12,239,721
                                                              ===========    ===========
LIABILITIES
Future policy benefits......................................  $ 3,718,833    $ 3,906,391
Other policyholder benefits and funds payable...............      457,328        318,369
Other accounts payable and liabilities......................       71,482         61,898
Liabilities related to separate accounts....................    9,778,068      7,099,204
                                                              -----------    -----------
          Total liabilities.................................   14,025,711     11,385,862
                                                              -----------    -----------
Commitments and contingent liabilities
STOCKHOLDER'S EQUITY
Capital stock--$10 par value,
  authorized 300,000 shares; outstanding 250,000 shares.....        2,500          2,500
Additional paid-in capital..................................      804,347        804,347
Accumulated other comprehensive income (loss)...............     (120,819)        32,975
Retained earnings (deficit).................................      (56,023)        14,037
                                                              -----------    -----------
          Total stockholder's equity........................      630,005        853,859
                                                              -----------    -----------
          Total liabilities and stockholder's equity........  $14,655,716    $12,239,721
                                                              ===========    ===========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (in thousands)

                                                                   YEAR ENDED DECEMBER 31
                                                              --------------------------------
                                                                1999         1998       1997
                                                              --------     --------   --------
REVENUE
Net investment income.......................................  $264,640     $273,512   $296,195
Realized investment gains (losses)..........................    (9,549)      51,868     10,546
Premium income..............................................    21,990       22,346     22,239
Separate account fees and charges...........................    74,715       61,982     85,413
Other income................................................    11,623       10,031     11,087
                                                              --------     --------   --------
          Total revenue.....................................   363,419      419,739    425,480
                                                              --------     --------   --------
BENEFIT AND EXPENSES
Interest credited to policyholders..........................   162,243      176,906    199,782
Claims incurred and other policyholder benefits.............    18,185       28,029     28,372
Taxes, licenses and fees....................................    30,234       30,292     52,608
Commissions.................................................    67,555       39,046     32,602
Operating expenses..........................................    45,989       44,575     36,837
Deferral of insurance acquisition costs.....................   (69,814)     (46,565)   (38,177)
Amortization of insurance acquisition costs.................     5,524       12,082      3,204
Amortization of value of business acquired..................    12,955       17,677     24,948
Amortization of goodwill....................................    12,744       12,744     15,295
                                                              --------     --------   --------
          Total benefits and expenses.......................   285,615      314,786    355,471
                                                              --------     --------   --------
Income before income tax expense............................    77,804      104,953     70,009
Income tax expense..........................................    32,864       39,804     31,292
                                                              --------     --------   --------
          Net income........................................  $ 44,940     $ 65,149   $ 38,717
                                                              ========     ========   ========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
                                 (in thousands)

                                                                     YEAR ENDED DECEMBER 31
                                                                ---------------------------------
                                                                  1999         1998        1997
                                                                ---------    --------    --------
NET INCOME..................................................    $  44,940    $ 65,149    $ 38,717
                                                                ---------    --------    --------
OTHER COMPREHENSIVE INCOME (LOSS), BEFORE TAX:
  Unrealized holding gains (losses) on investments arising
     during period:
  Unrealized holding gains (losses) on investments..........     (180,267)     25,372      60,802
  Adjustment to value of business acquired..................       12,811      (9,332)    (28,562)
  Adjustment to deferred insurance acquisition costs........        5,726      (2,862)     (2,680)
                                                                ---------    --------    --------
          Total unrealized holding gains (losses) on
            investments arising during period...............     (161,730)     13,178      29,560
                                                                ---------    --------    --------
  Less reclassification adjustments for items included in
     net income:
     Adjustment for (gains) losses included in realized
       investment gains (losses)............................       16,651       6,794      (9,016)
     Adjustment for amortization of premium on fixed
       maturities included in net investment income.........      (10,533)    (17,064)    (17,866)
     Adjustment for (gains) losses included in amortization
       of value of business acquired........................         (454)     (7,378)     (2,353)
     Adjustment for (gains) losses included in amortization
       of insurance acquisition costs.......................        1,892        (463)       (355)
                                                                ---------    --------    --------
          Total reclassification adjustments for items
            included in net income..........................        7,556     (18,111)    (29,590)
                                                                ---------    --------    --------
Other comprehensive income (loss), before related income tax
  expense (benefit).........................................     (169,286)     31,289      59,150
Related income tax expense (benefit)........................      (15,492)     10,952        (985)
                                                                ---------    --------    --------
          Other comprehensive income (loss), net of tax.....     (153,794)     20,337      60,135
                                                                ---------    --------    --------
          Comprehensive income (loss).......................    $(108,854)   $ 85,486    $ 98,852
                                                                =========    ========    ========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                                 (in thousands)

                                                                          DECEMBER 31
                                                              -----------------------------------
                                                                1999          1998         1997
                                                              ---------     --------     --------
CAPITAL STOCK, beginning and end of period..................  $   2,500     $  2,500     $  2,500
                                                              ---------     --------     --------

ADDITIONAL PAID-IN CAPITAL, beginning of period.............    804,347      806,538      761,538
Capital contributions from parent...........................     --            4,261       45,000
Adjustment to prior period capital contribution from
  parent....................................................     --           (6,452)       --
                                                              ---------     --------     --------
          End of period.....................................    804,347      804,347      806,538
                                                              ---------     --------     --------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS), beginning of
  period....................................................     32,975       12,637      (47,498)
Other comprehensive income (loss), net of tax...............   (153,794)      20,338       60,135
                                                              ---------     --------     --------
          End of period.....................................   (120,819)      32,975       12,637
                                                              ---------     --------     --------

RETAINED EARNINGS, beginning of period......................     14,037       43,888       34,421
Net income..................................................     44,940       65,149       38,717
Dividends to parent.........................................   (115,000)     (95,000)     (29,250)
                                                              ---------     --------     --------
          End of period.....................................    (56,023)      14,037       43,888
                                                              ---------     --------     --------

          Total stockholder's equity........................  $ 630,005     $853,859     $865,563
                                                              =========     ========     ========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)

                                                                        YEAR ENDED DECEMBER 31
                                                                --------------------------------------
                                                                   1999           1998         1997
                                                                -----------    -----------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income................................................    $    44,940    $    65,149   $  38,717
  Reconcilement of net income to net cash provided:
     Realized investment (gains) losses.....................          9,549        (51,868)    (10,546)
     Net change in trading account securities...............        (51,239)        (6,727)     --
     Interest credited and other charges....................        158,557        173,958     198,206
     Deferred insurance acquisition costs, net..............        (64,290)       (34,483)    (34,973)
     Amortization of value of business acquired.............         12,955         17,677      24,948
     Amortization of goodwill...............................         12,744         12,744      15,295
     Amortization of discount and premium on investments....         11,157         17,353      17,866
     Deferred income taxes..................................        (42,952)       (12,469)    (99,370)
     Net change in current federal income taxes.............        (10,594)       (73,162)     97,386
     Benefits and premium taxes due related to separate
       account bank-owned life insurance....................        149,477        123,884     180,546
     Other, net                                                     (11,901)       (41,477)     17,168
                                                                -----------    -----------   ---------
          Net cash provided from operating activities.......        218,403        190,579     445,243
                                                                -----------    -----------   ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Cash from investments sold or matured:
     Fixed maturities held to maturity......................        335,735        491,699     229,208
     Fixed maturities sold prior to maturity................      1,269,290        882,596     633,872
     Equity securities......................................         11,379        107,598      --
     Mortgage loans, policy loans and other invested
       assets...............................................         75,389        180,316     131,866
  Cost of investments purchased or loans originated:
     Fixed maturities.......................................     (1,455,496)    (1,319,119)   (606,028)
     Equity securities......................................         (8,703)       (83,303)     --
     Mortgage loans, policy loans and other invested
       assets...............................................        (43,665)       (66,331)    (76,350)
  Short-term investments, net...............................         15,943        177,723    (164,361)
  Net change in receivable and payable for securities
     transactions...........................................        --                (677)     29,746
  Net change in other assets................................         (2,725)       --              244
                                                                -----------    -----------   ---------
          Net cash provided from investing activities.......        197,147        370,502     178,197
                                                                -----------    -----------   ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits...............................................        383,874        180,124     145,687
     Withdrawals............................................       (694,848)      (649,400)   (745,510)
  Capital contributions from parent.........................        --               4,261      45,000
  Dividends to parent.......................................       (115,000)       (95,000)    (29,250)
  Other.....................................................          8,953        (11,448)    (18,275)
                                                                -----------    -----------   ---------
          Net cash used in financing activities.............       (417,021)      (571,463)   (602,348)
                                                                -----------    -----------   ---------
               Net increase (decrease) in cash..............         (1,471)       (10,382)     21,092
CASH, beginning of period...................................         13,486         23,868       2,776
                                                                -----------    -----------   ---------
CASH, end of period.........................................    $    12,015    $    13,486   $  23,868
                                                                ===========    ===========   =========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     Kemper Investors Life Insurance Company and subsidiaries (the "Company") issues fixed and variable annuity products, variable life, term life and interest-sensitive life insurance products marketed primarily through a network of financial institutions, securities brokerage firms, insurance agents and financial planners. The Company is licensed in the District of Columbia and all states except New York. The Company is a wholly-owned subsidiary of Kemper Corporation ("Kemper"). Kemper and the Company are wholly-owned subsidiaries of Zurich Financial Services ("ZFS" or "Zurich"). ZFS is owned by Zurich Allied AG and Allied Zurich p.l.c., fifty-seven percent and forty-three percent, respectively. Zurich Allied AG is listed on the Swiss Market Index. Allied Zurich p.l.c. is included in the FTSE-100 Share Index in London.

     The financial statements include the accounts of the Company on a consolidated basis. All significant intercompany balances and transactions have been eliminated. Certain reclassifications have been made to the 1998 and 1997 consolidated financial statements in order for them to conform to the 1999 presentation. The accompanying consolidated financial statements of the Company as of and for the years ended December 31, 1999, 1998 and 1997, have been prepared in conformity with accounting principles generally accepted in the United States.

ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenue and expenses could differ from the estimates reported in the accompanying financial statements. As further discussed in the accompanying notes to the consolidated financial statements, significant estimates and assumptions affect goodwill, deferred insurance acquisition costs, the value of business acquired, provisions for real estate-related losses and reserves, other-than-temporary declines in values for fixed maturities, the valuation allowance for deferred income taxes and the calculation of fair value disclosures for certain financial instruments.

GOODWILL

     The Company reviews goodwill to determine if events or changes in circumstances may have affected the recoverability of the outstanding goodwill as of each reporting period. In the event that the Company determines that goodwill is not recoverable, it would amortize such amounts as additional goodwill expense in the accompanying financial statements. As of December 31, 1999, the Company believes that no such adjustment is necessary.

     In December of 1997, the Company changed its amortization period from twenty-five years to twenty years in order to conform to Zurich's accounting practices and policies. As a result of the change in amortization periods, the Company recorded an increase in goodwill amortization expense of $5.1 million during 1997.

VALUE OF BUSINESS ACQUIRED

     The value of business acquired reflects the estimated fair value of the Company's life insurance business in force and represents the portion of the cost to acquire the Company that is allocated to the value of the right to receive future cash flows from insurance contracts existing at the date of acquisition. Such value is the present value of the actuarially determined projected cash flows for the acquired policies.

     The value of the business acquired is amortized over the estimated contract life of the business acquired in relation to the present value of estimated gross profits using current assumptions based on an interest rate equal to

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) the liability or contract rate on the value of business acquired. The estimated amortization and accretion of interest for the value of business acquired for each of the years through December 31, 2004 are as follows:

                                                                                            PROJECTED
                (IN THOUSANDS)                    BEGINNING                  ACCRETION OF    ENDING
            YEAR ENDED DECEMBER 31                 BALANCE    AMORTIZATION     INTEREST      BALANCE
-----------------------------------------------   ---------   ------------   ------------   ---------
1997 (actual)..................................    168,692       (34,906)        9,958       143,744
1998 (actual)..................................    143,744       (26,807)        9,129       126,066
1999 (actual)..................................    126,066       (20,891)        7,936       113,111
2000...........................................    113,111       (23,418)        6,971        96,664
2001...........................................     96,664       (21,493)        5,890        81,061
2002...........................................     81,061       (17,805)        4,970        68,226
2003...........................................     68,226       (16,160)        4,185        56,251
2004...........................................     56,251       (14,625)        3,438        45,064

     The projected ending balance of the value of business acquired will be further adjusted to reflect the impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio. Such adjustments are not recorded in the Company's net income but rather are recorded as a credit or charge to accumulated other comprehensive income, net of income tax. This adjustment increased the value of business acquired by $6.0 million as of December 31, 1999 and decreased the value of business acquired by $7.2 million as of December 31, 1998. Accumulated other comprehensive income increased by approximately $3.9 million as of December 31, 1999 due to this adjustment and decreased accumulated other comprehensive income by $4.7 million as of December 31, 1998.

LIFE INSURANCE REVENUE AND EXPENSES

     Revenue for annuities, variable life insurance and interest-sensitive life insurance products consists of investment income, and policy charges such as mortality, expense and surrender charges and expense loads for premium taxes on certain contracts. Expenses consist of benefits and interest credited to contracts, policy maintenance costs and amortization of deferred insurance acquisition costs.

     Premiums for term life policies are reported as earned when due. Profits for such policies are recognized over the duration of the insurance policies by matching benefits and expenses to premium income.

REINSURANCE

     In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure to certain blocks of fixed-rate annuities and to individual death claims. The Company generally cedes 100 percent of the related annuity liabilities under the terms of the reinsurance agreements. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders. As such, these amounts paid or deemed to have been paid are recorded on the Company's consolidated balance sheet as reinsurance recoverables and ceded future policy benefits.

DEFERRED INSURANCE ACQUISITION COSTS

     The costs of acquiring new business, principally commission expense and certain policy issuance and underwriting expenses, have been deferred to the extent they are recoverable from estimated future gross profits on the related contracts and policies. The deferred insurance acquisition costs for annuities, separate account business and interest-sensitive life insurance products are being amortized over the estimated contract life in relation to the present value of estimated gross profits. Deferred insurance acquisition costs related to such interest-sensitive products also reflect the estimated impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio, through a credit or charge to accumulated other comprehensive

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) income, net of income tax. The deferred insurance acquisition costs for term-life insurance products are being amortized over the premium paying period of the policies.

FUTURE POLICY BENEFITS

     Liabilities for future policy benefits related to annuities and interest-sensitive life contracts reflect net premiums received plus interest credited during the contract accumulation period and the present value of future payments for contracts that have annuitized. Current interest rates credited during the contract accumulation period range from 3.0 percent to 10.0 percent. Future minimum guaranteed interest rates vary from 3.0 percent to 4.0 percent. For contracts that have annuitized, interest rates used in determining the present value of future payments range principally from 2.5 percent to 12.0 percent.

     Liabilities for future term life policy benefits have been computed principally by a net level premium method. Anticipated rates of mortality are based on the 1975-1980 Select and Ultimate Table modified by Company experience, including withdrawals. Estimated future investment yields are a level 7.1 percent.

GUARANTY FUND ASSESSMENTS

     The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 1999 and prior. The Company's financial statements include provisions for all known assessments that are expected to be levied against the Company as well as an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders.

INVESTED ASSETS AND RELATED INCOME

     Investments in fixed maturities and equity securities are carried at fair value. Short-term investments are carried at cost, which approximates fair value.

     The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed and asset-backed securities, over the estimated life of the security. Such amortization is included in net investment income. Amortization of the discount or premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method which considers the estimated timing and amount of prepayments of the underlying loans and is adjusted to reflect differences which arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of such securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income. The Company does not accrue interest income on fixed maturities deemed to be impaired on an other-than-temporary basis, or on mortgage loans and other real estate loans where the likelihood of collection of interest is doubtful.

     Mortgage loans are carried at their unpaid balance, net of unamortized discount and any applicable reserves or write-downs. Other real estate-related investments, net of any applicable reserves and write-downs, include notes receivable from real estate ventures and investments in real estate ventures, adjusted for the equity in the operating income or loss of such ventures. Real estate reserves are established when declines in collateral values, estimated in light of current economic conditions, indicate a likelihood of loss.

     Investments in policy loans and other invested assets, consisting primarily of venture capital investments and a leveraged lease, are carried primarily at cost.

     Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, recognition of other-than-temporary declines in value and changes in real estate-related reserves and write-downs are included in revenue. Net unrealized gains or losses on revaluation of investments are credited or charged to accumulated other comprehensive income (loss). Such unrealized gains are recorded net of deferred income tax expense, while unrealized losses are not tax benefitted.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
SEPARATE ACCOUNT BUSINESS

     The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable annuity and variable life insurance contracts for the exclusive benefit of variable annuity and variable life insurance contract holders. The Company receives administrative fees from the separate account and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate accounts are carried at fair value.

INCOME TAX

     The Company files a separate Federal income tax return. Deferred taxes are provided on the temporary differences between the tax and financial statement basis of assets and liabilities.

(2) CASH FLOW INFORMATION

     The Company defines cash as cash in banks and money market accounts. The Company paid federal income taxes of $83.8 million, $126.0 million and $29.0 million directly to the United States Treasury Department during 1999, 1998 and 1997, respectively.

(3) INVESTED ASSETS AND RELATED INCOME

     The Company is carrying its fixed maturity investment portfolio at estimated fair value as fixed maturities are considered available for sale. The carrying value of fixed maturities compared with amortized cost, adjusted for other-than-temporary declines in value, were as follows:

                                                                                      ESTIMATED
                                                                                     UNREALIZED
                                                        CARRYING    AMORTIZED    -------------------
                                                         VALUE         COST       GAINS     LOSSES
                   (in thousands)                      ----------   ----------   -------   ---------
DECEMBER 31, 1999
U.S. treasury securities and obligations of U.S.
  government agencies and authorities................  $    6,516   $    6,631   $ --      $    (115)
Obligations of states and political subdivisions,
  special revenue and nonguaranteed..................      21,656       22,107        --        (451)
Debt securities issued by foreign governments........      23,890       24,749       380      (1,239)
Corporate securities.................................   2,063,054    2,147,606     2,750     (87,302)
Mortgage and asset-backed securities.................   1,160,901    1,196,095       450     (35,644)
                                                       ----------   ----------   -------   ---------
       Total fixed maturities........................  $3,276,017   $3,397,188   $ 3,580   $(124,751)
                                                       ==========   ==========   =======   =========
DECEMBER 31, 1998
U.S. treasury securities and obligations of U.S.
  government agencies and authorities................  $    7,951   $    7,879   $    81   $      (9)
Obligations of states and political subdivisions,
  special revenue and nonguaranteed..................      27,039       26,768       362         (91)
Debt securities issued by foreign governments........      69,357       67,239     2,266        (148)
Corporate securities.................................   1,908,850    1,866,372    46,664      (4,186)
Mortgage and asset-backed securities.................   1,469,623    1,453,277    19,063      (2,717)
                                                       ----------   ----------   -------   ---------
       Total fixed maturities........................  $3,482,820   $3,421,535   $68,436   $  (7,151)
                                                       ==========   ==========   =======   =========

     The carrying value and amortized cost of fixed maturity investments, by contractual maturity at December 31, 1999, are shown below. Actual maturities will differ from contractual maturities because borrowers may

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED) have the right to call or prepay obligations with or without call or prepayment penalties and because mortgage-backed and asset-backed securities provide for periodic payments throughout their life.

                                                                 CARRYING     AMORTIZED
                                                                  VALUE          COST
                       (in thousands)                           ----------    ----------
One year or less............................................    $   49,221    $   48,953
Over one year through five years............................       747,086       765,064
Over five years through ten years...........................     1,022,850     1,073,468
Over ten years..............................................       295,959       313,608
Securities not due at a single maturity date, primarily
  mortgage and asset-backed securities(1)...................     1,160,901     1,196,095
                                                                ----------    ----------
       Total fixed maturities...............................    $3,276,017    $3,397,188
                                                                ==========    ==========

---------------
(1) Weighted average maturity of 4.9 years.

     Proceeds from sales of investments in fixed maturities prior to maturity were $1,269.3 million, $882.6 million and $633.9 million during 1999, 1998 and 1997, respectively. Gross gains of $7.9 million, $10.1 million and $3.1 million and gross losses of $17.7 million, $8.0 million and $13.7 million were realized on sales and write-downs of fixed maturities in 1999, 1998 and 1997, respectively. Excluding agencies of the U.S. government, there were no individual investments that exceeded ten percent of stockholder's equity at December 31, 1999.

     At December 31, 1999, securities carried at approximately $6.2 million were on deposit with governmental agencies as required by law.

     Upon default or indication of potential default by an issuer of fixed maturity securities, the issue(s) of such issuer would be placed on nonaccrual status and, since declines in fair value would no longer be considered by the Company to be temporary, would be analyzed for possible write-down. Any such issue would be written down to its net realizable value during the fiscal quarter in which the impairment was determined to have become other than temporary. Thereafter, each issue on nonaccrual status is regularly reviewed, and additional write-downs may be taken in light of later developments.

     The Company's computation of net realizable value involves judgments and estimates, so such value should be used with care. Such value determination considers such factors as the existence and value of any collateral security; the capital structure of the issuer; the level of actual and expected market interest rates; where the issue ranks in comparison with other debt of the issuer; the economic and competitive environment of the issuer and its business; the Company's view on the likelihood of success of any proposed issuer restructuring plan; and the timing, type and amount of any restructured securities that the Company anticipates it will receive.

     The Company's $151.6 million real estate portfolio at December 31, 1999 consists of joint venture and third-party mortgage loans and other real estate-related investments. At December 31, 1999 and 1998, total impaired real estate-related loans were as follows:

                                                                DECEMBER 31     DECEMBER 31
                                                                    1999            1998
                       (in millions)                            ------------    ------------
Impaired loans without reserves--gross......................       $ 74.9          $ 83.9
Impaired loans with reserves--gross.........................         23.4            25.0
                                                                   ------          ------
       Total gross impaired loans...........................         98.3           108.9
Reserves related to impaired loans..........................        (18.5)          (18.5)
Write-downs related to impaired loans.......................         (3.5)           (3.5)
                                                                   ------          ------
       Net impaired loans...................................       $ 76.3          $ 86.9
                                                                   ======          ======

     Impaired loans without reserves include loans in which the deficit in equity investments in real estate-related investments is considered in determining reserves and write-downs. The Company had an average balance of $100.0 million and $54.6 million in impaired loans for 1999 and 1998, respectively. Cash payments received on impaired loans are generally applied to reduce the outstanding loan balance.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)
     At December 31, 1999 and 1998, loans on nonaccrual status, before reserves and write-downs, amounted to $98.3 million and $37.4 million, respectively. The Company's nonaccrual loans are generally included in impaired loans.

NET INVESTMENT INCOME

The sources of net investment income were as follows:

                                                                  1999           1998           1997
                       (in thousands)                           --------       --------       --------
Interest and dividends on fixed maturities..................    $231,176       $232,707       $250,170
Dividends on equity securities..............................       4,618          2,143          2,123
Income from short-term investments..........................       3,568          5,391          4,128
Income from mortgage loans..................................       6,296         14,964         16,283
Income from policy loans....................................      20,131         21,096         20,549
Income from other real estate-related investments...........         155            352          6,631
Income from other loans and investments.....................       2,033          2,223          2,045
                                                                --------       --------       --------
       Total investment income..............................    $267,977       $278,876       $301,929
Investment expense..........................................      (3,337)        (5,364)        (5,734)
                                                                --------       --------       --------
       Net investment income................................    $264,640       $273,512       $296,195
                                                                ========       ========       ========

NET REALIZED INVESTMENT GAINS (LOSSES)

Net realized investment gains (losses) for the years ended December 31, 1999, 1998 and 1997, were as follows:

                                                                       REALIZED GAINS (LOSSES)
                                                                -------------------------------------
                                                                 1999           1998           1997
                       (in thousands)                           -------       --------       --------
Real estate-related.........................................    $ 4,201       $ 41,362       $ 19,758
Fixed maturities............................................     (9,755)         2,158        (10,656)
Trading account securities--gross gains.....................        491          3,254          --
Trading account securities--gross losses....................     (7,794)          (417)         --
Trading account securities--holding losses..................      --              (151)         --
Equity securities...........................................      1,039          5,496            914
Other.......................................................      2,269            166            530
                                                                -------       --------       --------
  Realized investment gains (losses) before income tax
     expense (benefit)......................................    $(9,549)      $ 51,868       $ 10,546
Income tax expense (benefit)................................     (3,342)        18,154          3,691
                                                                -------       --------       --------
  Net realized investment gains (losses)....................    $(6,207)      $ 33,714       $  6,855
                                                                =======       ========       ========

     Unrealized gains (losses) are computed below as follows: fixed maturities--the difference between fair value and amortized cost, adjusted for other-than-temporary declines in value; equity and other securities--the

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED) difference between fair value and cost. The change in net unrealized investment gains (losses) by class of investment for the years ended December 31, 1999, 1998 and 1997 were as follows:

                                                             CHANGE IN UNREALIZED GAINS (LOSSES)
                                                          -----------------------------------------
                                                          DECEMBER 31    DECEMBER 31    DECEMBER 31
                                                              1999           1998          1997
                     (in thousands)                       ------------   ------------   -----------
Fixed maturities........................................   $(182,456)      $36,717       $ 87,787
Equity and other securities.............................      (3,929)       (1,075)          (103)
Adjustment to deferred insurance acquisition costs......       3,834        (2,399)        (2,325)
Adjustment to value of business acquired................      13,265        (1,954)       (26,209)
                                                           ---------       -------       --------
  Unrealized gain (loss) before income tax expense
     (benefit)..........................................    (169,286)       31,289         59,150
Income tax expense (benefit)............................     (15,492)       10,952           (985)
                                                           ---------       -------       --------
       Net unrealized gain (loss) on investments........   $(153,794)      $20,337       $ 60,135
                                                           =========       =======       ========

(4) UNCONSOLIDATED INVESTEES

     At December 31, 1999 and 1998 the Company, along with other Kemper subsidiaries, directly held partnership interests in a number of real estate joint ventures. The Company's direct and indirect real estate joint venture investments are accounted for utilizing the equity method, with the Company recording its share of the operating results of the respective partnerships. The Company, as an equity owner, has the ability to fund, and historically has elected to fund, operating requirements of certain of the joint ventures. Consolidation accounting methods are not utilized as the Company, in most instances, does not own more than 50 percent in the aggregate, and in any event, major decisions of the partnership must be made jointly by all partners.

     As of December 31, 1999 and 1998, the Company's net equity investment in unconsolidated investees amounted to $0.9 million and $1.2 million, respectively. The Company's share of net income related to such unconsolidated investees amounted to $155 thousand, $241 thousand and $835 thousand in 1999, 1998 and 1997, respectively.

(5) CONCENTRATION OF CREDIT RISK

     The Company generally strives to maintain a diversified invested asset portfolio; however, certain concentrations of credit risk exist in mortgage and asset-backed securities and real estate.

     Approximately 20.0 percent of the Company's investment-grade fixed maturities at December 31, 1999 were mortgage-backed securities, down from 28.0 percent at December 31, 1998, due to sales and paydowns during 1999. These investments consist primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. The Company has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. The Company's mortgage-backed investments are generally AAA credit quality.

     Approximately 16.8 percent and 15.4 percent of the Company's investment-grade fixed maturities at December 31, 1999 and 1998, respectively, consisted of corporate asset-backed securities. The majority of the Company's investments in asset-backed securities were backed by home equity loans (24.0%), commercial mortgage-backed securities (22.8%), manufactured housing loans (12.5%), other commercial assets (11.3%) and collateralized loan and bond obligations (10.6%).

     The Company's real estate portfolio is distributed by geographic location and property type. The geographic distribution of a majority of the real estate portfolio as of December 31, 1999 was as follows: California (36.8%), Hawaii (13.6%), Washington (10.9%) and Colorado (10.1%). The property type distribution of a majority of the real estate portfolio as of December 31, 1999 was as follows: hotels (36.3%), land (36.1%) and residential (13.5%).

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(5) CONCENTRATION OF CREDIT RISK (CONTINUED)
     To maximize the value of certain land and other projects, additional development has been proceeding or has been planned. Such development of existing projects would continue to require funding, either from the Company or third parties. In the present real estate markets, third-party financing can require credit enhancing arrangements (e.g., standby financing arrangements and loan commitments) from the Company. The values of development projects are dependent on a number of factors, including Kemper's and the Company's plans with respect thereto, obtaining necessary construction and zoning permits and market demand for the permitted use of the property. There can be no assurance that such permits will be obtained as planned or at all, nor that such expenditures will occur as scheduled, nor that Kemper's and the Company's plans with respect to such projects may not change substantially.

     Slightly more than half of the Company's real estate mortgage loans are on properties or projects where the Company, Kemper, or their affiliates have taken ownership positions in joint ventures with a small number of partners.

     At December 31, 1999, loans to and investments in joint ventures in which Patrick M. Nesbitt or his affiliates ("Nesbitt"), a third-party real estate developer, have ownership interests constituted approximately $63.9 million, or
42.2 percent, of the Company's real estate portfolio. The Nesbitt ventures consist of nine hotel properties, one office building and one retail property. At December 31, 1999, the Company did not have any Nesbitt-related off-balance-sheet legal funding commitments outstanding.

     At December 31, 1999, loans to a master limited partnership (the "MLP") between subsidiaries of Kemper and subsidiaries of Lumbermens Mutual Casualty Company ("Lumbermens"), a former affiliate, constituted approximately $55.4 million, or 36.5 percent, of the Company's real estate portfolio. Kemper's interest in the MLP is 75.0 percent at December 31, 1999. Loans to the MLP were placed on non-accrual status at the beginning of 1999 due to management's desire not to increase book value of the MLP over net realizable value, as interest on these loans has historically been added to principal. At December 31, 1999, MLP-related commitments accounted for approximately $0.1 million of the Company's off-balance-sheet legal commitments.

     The remaining significant real estate-related investments amounted to $20.7 million at December 31, 1999 and consisted of various zoned and unzoned residential and commercial lots located in Hawaii. Due to certain negative zoning restriction developments in January 1997 and a continuing economic slump in Hawaii, the Company has placed these real estate-related investments on nonaccrual status as of December 31, 1996. The Company is currently pursuing the zoning of all remaining unzoned properties, as well as pursuing steps to sell all remaining zoned properties. However, due to the state of Hawaii's economy, which has lagged behind the economic expansion of most of the rest of the United States, the Company anticipates that it could be several additional years until it completely disposes of all of its investments in Hawaii. At December 31, 1999, off-balance sheet legal commitments related to Hawaiian properties totaled $4.0 million.

     At December 31, 1999, the Company no longer had any outstanding loans or investments in projects with the Prime Group, Inc. or its affiliates, as all such investments have been sold. However, the Company continues to have Prime Group-related commitments, which accounted for $25.7 million of the Company's off-balance-sheet legal commitments at December 31, 1999.

(6) INCOME TAXES

Income tax expense (benefit) was as follows for the years ended December 31, 1999, 1998 and 1997:

                                                              1999          1998          1997
                      (in thousands)                        --------      --------      --------
Current...................................................  $ 75,816      $ 52,273      $130,662
Deferred..................................................   (42,952)      (12,469)      (99,370)
                                                            --------      --------      --------
          Total...........................................  $ 32,864      $ 39,804      $ 31,292
                                                            ========      ========      ========

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6) INCOME TAXES (CONTINUED)
Additionally, the deferred income tax (benefit) expense related to items included in other comprehensive income was as follows for the years ended December 31, 1999, 1998 and 1997:

                                                                1999         1998         1997
                       (in thousands)                         --------      -------      -------
Unrealized gains and losses on investments..................  $(21,477)     $12,476      $ 9,002
Value of business acquired..................................     4,643         (684)      (9,173)
Deferred insurance acquisition costs........................     1,342         (840)        (814)
                                                              --------      -------      -------
          Total.............................................  $(15,492)     $10,952      $  (985)
                                                              ========      =======      =======

     The actual income tax expense for 1999, 1998 and 1997 differed from the "expected" tax expense for those years as displayed below. "Expected" tax expense was computed by applying the U.S. federal corporate tax rate of 35 percent in 1999, 1998, and 1997 to income before income tax expense.

                                                               1999         1998         1997
                       (in thousands)                         -------      -------      -------
Computed expected tax expense...............................  $27,232      $36,734      $24,503
Difference between "expected" and actual tax expense:
  State taxes...............................................    1,608         (434)       1,801
  Amortization of goodwill..................................    4,460        4,460        5,353
  Dividend received deduction...............................    --            (540)       --
  Foreign tax credit........................................     (306)        (250)        (278)
  Other, net................................................     (130)        (166)         (87)
                                                              -------      -------      -------
          Total actual tax expense..........................  $32,864      $39,804      $31,292
                                                              =======      =======      =======

     Deferred tax assets and liabilities are generally determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The Company only records deferred tax assets if future realization of the tax benefit is more likely than not, with a valuation allowance recorded for the portion that is not likely to be realized. The valuation allowance is subject to future adjustments based upon, among other items, the Company's estimates of future operating earnings and capital gains.

     The Company has established a valuation allowance to reduce the deferred federal tax asset related to real estate and unrealized losses on investments to a realizable amount. This amount is based on the evidence available and management's judgment. Any reversals of the valuation allowance are contingent upon the recognition of future capital gains in the Company's federal income tax return or a change in circumstances which causes the recognition of the benefits to become more likely than not. The change in the valuation allowance is related solely to the change in the net deferred federal tax asset or liability from unrealized gains or losses on investments.

The tax effects of temporary differences that give rise to significant portions of the Company's net deferred federal tax assets or liabilities were as follows:

                                                       DECEMBER 31    DECEMBER 31    DECEMBER 31
                                                          1999           1998           1997
                   (in thousands)                      -----------    -----------    -----------
Deferred federal tax assets:
  Deferred insurance acquisition costs ("DAC Tax")...   $121,723       $ 86,332       $ 75,522
  Unrealized losses on investments...................     43,758         --             --
  Life policy reserves...............................     43,931         27,240         43,337
  Unearned revenue...................................     59,349         42,598         37,243
  Real estate-related................................      7,103         13,944         13,400

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6) INCOME TAXES (CONTINUED)

                                                       DECEMBER 31    DECEMBER 31    DECEMBER 31
                                                          1999           1998           1997
                   (in thousands)                      -----------    -----------    -----------
  Other investment-related...........................        928          5,770          3,298
  Other..............................................      3,133          4,923          4,371
                                                        --------       --------       --------
     Total deferred federal tax assets...............    279,925        180,807        177,171
  Valuation allowance................................    (58,959)       (15,201)       (15,201)
                                                        --------       --------       --------
     Total deferred federal tax assets after
       valuation allowance...........................    220,966        165,606        161,970
                                                        --------       --------       --------
Deferred federal tax liabilities:
  Value of business acquired.........................     55,884         41,598         48,469
  Deferred insurance acquisition costs...............     41,706         32,040         20,811
  Depreciation and amortization......................     19,957         19,111         20,201
  Other investment-related...........................      7,670         14,337         18,774
  Unrealized gains on investments....................     --             21,477          9,002
  Other..............................................      2,247          1,984          4,720
                                                        --------       --------       --------
     Total deferred federal tax liabilities..........    127,464        130,547        121,977
                                                        --------       --------       --------
Net deferred federal tax assets......................   $ 93,502       $ 35,059       $ 39,993
                                                        ========       ========       ========

     The net deferred tax assets relate primarily to unearned revenue and the DAC Tax associated with $1.6 billion and $1.5 billion of new and renewal sales in 1999 and 1998, respectively, from a non-registered individual and group variable bank-owned life insurance contract ("BOLI"). Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income over the ten year amortization period of the unearned revenue and DAC Tax to realize such deferred tax assets.

     The tax returns through the year 1993 have been examined by the Internal Revenue Service ("IRS"). Changes proposed are not material to the Company's financial position. The tax returns for the years 1994 through 1996 are currently under examination by the IRS.

(7) RELATED-PARTY TRANSACTIONS

     The Company received capital contributions from Kemper of $4.3 million and $45.0 million during 1998 and 1997, respectively. The Company paid cash dividends of $115.0 million, $95.0 million and $29.3 million to Kemper during 1999, 1998 and 1997, respectively.

     The Company has loans to joint ventures, consisting primarily of mortgage loans on real estate, in which the Company and/or one of its affiliates has an ownership interest. At December 31, 1999 and 1998, joint venture mortgage loans totaled $67.2 million and $65.8 million, respectively, and during 1999, 1998 and 1997, the Company earned interest income on these joint venture loans of $0.6 million, $6.8 million and $7.5 million, respectively.

     All of the Company's personnel are employees of Federal Kemper Life Assurance Company ("FKLA"), an affiliated company. The Company is allocated expenses for the utilization of FKLA employees and facilities, the investment management services of Scudder Kemper Investments, Inc. ("SKI") an affiliated company, and the information systems of Kemper Service Company ("KSvC"), an SKI subsidiary, based on the Company's share of administrative, legal, marketing, investment management, information systems and operation and support services. During 1999 and 1998, expenses allocated to the Company from SKI amounted to $17 thousand and $43 thousand, respectively. During 1997, expenses allocated to the Company from SKI and KSvC amounted to $114 thousand. The Company also paid to SKI investment management fees of $1.8 million, $3.1 million and $3.5 million during 1999, 1998 and 1997, respectively. In addition, expenses allocated to the Company from FKLA during 1999, 1998 and 1997 amounted to $34.1 million, $35.5 million and $30.0 million, respectively. The Company also paid to Kemper real estate subsidiaries fees of $1.0 million, $1.5 million and $2.2 million in 1999, 1998 and 1997, respectively, related to the management of the Company's real estate portfolio.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(8) REINSURANCE

     As of December 31, 1999 and 1998, the reinsurance recoverable related to fixed-rate annuity liabilities ceded to an affiliate amounted to $309.7 million and $344.8 million, respectively.

     In 1996, the Company assumed, on a yearly renewable term basis, term life insurance from FKLA. Premiums assumed during 1999 under the terms of the treaty amounted to $21.3 million and the face amount which remained outstanding at December 31, 1999 amounted to $10.4 billion.

     Effective January 1, 1997, the Company ceded 90 percent of all new direct life insurance premiums to outside reinsurers. Life reserves ceded to outside reinsurers on the Company's direct business amounted to approximately $595 thousand and $413 thousand as of December 31, 1999 and 1998, respectively.

     During December 1997, the Company entered into a funds withheld reinsurance agreement with a Zurich affiliated company, Zurich Insurance Company, Bermuda Branch ("ZICBB"), formerly ZC Life Reinsurance Limited. Under the terms of this agreement, the Company ceded, on a yearly renewable term basis, 90 percent of the net amount at risk (death benefit payable to the insured less the insured's separate account cash surrender value) related to BOLI, which is held in the Company's separate accounts. As consideration for this reinsurance coverage, the Company cedes separate account fees (cost of insurance charges) to ZICBB and retains a portion of such funds under the terms of the reinsurance agreement in a funds withheld account which is included as a component of benefits and funds payable in the accompanying consolidated balance sheets. During 1998, the Company modified the reinsurance agreement to increase the reinsurance from ninety percent to one hundred percent.

The following table contains amounts related to the BOLI funds withheld reinsurance agreement (in millions):

BANK OWNED LIFE INSURANCE (BOLI)
(in millions)

                                                                     YEAR ENDED DECEMBER 31
                                                                --------------------------------
                                                                  1999        1998        1997
                                                                --------    --------    --------
Face amount in force........................................    $ 82,021    $ 66,186    $ 59,338
                                                                ========    ========    ========
Net amount at risk ceded....................................    $(75,979)   $(62,160)   $(51,066)
                                                                ========    ========    ========
Cost of insurance charges ceded.............................    $  166.4    $  175.5    $   24.3
                                                                ========    ========    ========
Funds withheld account......................................    $  263.4    $  170.9    $   23.4
                                                                ========    ========    ========

     The Company has a funds withheld account ("FWA") supporting reserve credits on reinsurance ceded on the BOLI product. Amendments to the reinsurance contracts during 1998 changed the methodology used to determine increases to the FWA. A substantial portion of the FWA was marked-to-market based predominantly upon the total return of the Governmental Bond Division of the KILICO Variable Series I Separate Account. During 1998, the Company recorded a $2.5 million increase to the FWA related to this mark-to-market. In November 1998, to properly match revenue and expenses, the Company had also placed assets supporting the FWA in a segmented portion of its General Account. This portfolio was classified as "trading" under Statement of Financial Accounting Standards No. 115 ("FAS 115") at December 31, 1998 and through November 30, 1999. FAS 115 mandates that assets held in a trading account be valued at fair value, with changes in fair value flowing through the income statement as realized capital gains and losses. During 1998, the Company recorded a realized capital gain of $2.8 million upon transfer of these assets from "available for sale" to the trading portfolio as required by FAS 115. In addition, the Company recorded realized capital losses of $7.3 million and $0.2 million related to the changes in fair value of this portfolio during 1999 and 1998, respectively.

     Due to a change in the reinsurance strategy related to the BOLI product, effective December 1, 1999, the Company no longer marked-to-market a portion of the FWA liability and therefore no longer designated the related portion of assets as "trading". As a result, changes in fair value to the FWA and the assets supporting the FWA no longer flow through the Company's operating results.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(9) POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

     FKLA sponsors a health and welfare benefit plan that provides insurance benefits covering substantially all eligible, active and retired employees of FKLA and their covered dependents and beneficiaries. The Company is allocated a portion of the costs of providing such benefits. The Company is self insured with respect to medical benefits, and the plan is not funded except with respect to certain disability-related medical claims. The medical plan provides for medical insurance benefits at retirement, with eligibility based upon age and the participant's number of years of participation attained at retirement. The plan is contributory for pre-Medicare retirees, and will be contributory for all retiree coverage for most current employees, with contributions generally adjusted annually. Postretirement life insurance benefits are noncontributory and are limited to $10,000 per participant.

     The allocated accumulated postretirement benefit obligation accrued by the Company amounted to $1.2 million and $2.0 million at December 31, 1999 and 1998, respectively.

     The discount rate used in determining the allocated postretirement benefit obligation was 8.0 percent and 7.0 percent for 1999 and 1998, respectively. The assumed health care trend rate used was based on projected experience for 1999,
7.2 percent for 2000, gradually declining to 5.6 percent by the year 2004 and gradually declining thereafter.

     A one percentage point increase in the assumed health care cost trend rate for each year would increase the accumulated postretirement benefit obligation as of December 31, 1999 and 1998 by $190 thousand and $312 thousand, respectively.

(10) COMMITMENTS AND CONTINGENT LIABILITIES

     The Company is involved in various legal actions for which it establishes liabilities where appropriate. In the opinion of the Company's management, based upon the advice of legal counsel, the resolution of such litigation is not expected to have a material adverse effect on the consolidated financial statements.

     Although neither the Company nor its joint venture projects have been identified as a "potentially responsible party" under Federal environmental guidelines, inherent in the ownership of, or lending to, real estate projects is the possibility that environmental pollution conditions may exist on or near or relate to properties owned or previously owned on properties securing loans. Where the Company has presently identified remediation costs, they have been taken into account in determining the cash flows and resulting valuations of the related real estate assets. Based on the Company's receipt and review of environmental reports on most of the projects in which it is involved, the Company believes its environmental exposure would be immaterial to its consolidated results of operations. However, the Company may be required in the future to take actions to remedy environmental exposures, and there can be no assurance that material environmental exposures will not develop or be identified in the future. The amount of future environmental costs is impossible to estimate due to, among other factors, the unknown magnitude of possible exposures, the unknown timing and extent of corrective actions that may be required, the determination of the Company's liability in proportion to others and the extent such costs may be covered by insurance or various environmental indemnification agreements.

(11) FINANCIAL INSTRUMENTS--OFF-BALANCE-SHEET RISK

     At December 31, 1999, the Company had future legal loan commitments and stand-by financing agreements totaling $29.8 million to support the financing needs of various real estate investments. To the extent these arrangements are called upon, amounts loaned would be collateralized by assets of the joint ventures, including first mortgage liens on the real estate. The Company's criteria in making these arrangements are the same as for its mortgage loans and other real estate investments. These commitments are included in the Company's analysis of real estate-related reserves and write-downs. The fair values of loan commitments and standby financing agreements are estimated in conjunction with and using the same methodology as the fair value estimates of mortgage loans and other real estate-related investments.

(12) FAIR VALUE OF FINANCIAL INSTRUMENTS

     Fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. A

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(12) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED) significant portion of the Company's financial instruments are carried at fair value. Fair value estimates for financial instruments not carried at fair value are generally determined using discounted cash flow models and assumptions that are based on judgments regarding current and future economic conditions and the risk characteristics of the investments. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care.

     Fair value estimates are determined for existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not considered financial instruments. Accordingly, the aggregate fair value estimates presented do not represent the underlying value of the Company. For example, the Company's subsidiaries are not considered financial instruments, and their value has not been incorporated into the fair value estimates. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in any of the estimates.

     The following methods and assumptions were used by the Company in estimating the fair value of its financial instruments:

     FIXED MATURITIES AND EQUITY SECURITIES: Fair values were determined by using market quotations, or independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company's portfolio manager, SKI.

     CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the consolidated balance sheets for these instruments approximate fair values.

     MORTGAGE LOANS AND OTHER REAL ESTATE-RELATED INVESTMENTS: Fair values were estimated based upon the investments observable market price, net of estimated costs to sell. The estimates of fair value should be used with care given the inherent difficulty in estimating the fair value of real estate due to the lack of a liquid quotable market.

     OTHER LOANS AND INVESTMENTS: The carrying amounts reported in the consolidated balance sheets for these instruments approximate fair values. The fair values of policy loans were estimated by discounting the expected future cash flows using an interest rate charged on policy loans for similar policies currently being issued.

     LIFE POLICY BENEFITS: Fair values of the life policy benefits regarding investment contracts (primarily deferred annuities) and universal life contracts were estimated by discounting gross benefit payments, net of contractual premiums, using the average crediting rate currently being offered in the marketplace for similar contracts with maturities consistent with those remaining for the contracts being valued. The Company had projected its future

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(12) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED) average crediting rate in 1999 and 1998 to be 4.78 percent and 4.75 percent, respectively, while the assumed average market crediting rate was 5.0 percent in both 1999 and 1998.

The carrying values and estimated fair values of the Company's financial instruments at December 31, 1999 and 1998 were as follows:

                                                       DECEMBER 31, 1999             DECEMBER 31, 1998
                                                    ------------------------      ------------------------
                                                     CARRYING        FAIR          CARRYING        FAIR
                                                      VALUE         VALUE           VALUE         VALUE
                 (in thousands)                     ----------    ----------      ----------    ----------
Financial instruments recorded as assets:
  Fixed maturities..............................    $3,276,017    $3,276,017      $3,482,820    $3,482,820
  Trading account securities....................        --            --             101,781       101,781
  Cash and short-term investments...............        54,406        54,406          71,820        71,820
  Mortgage loans and other real estate-related
     assets.....................................       151,623       151,623         164,375       164,375
  Policy loans..................................       261,788       261,788         271,540       271,540
  Equity securities.............................        61,592        61,592          66,854        66,854
  Other invested assets.........................        25,620        26,226          23,645        27,620
Financial instruments recorded as liabilities:
  Life policy benefits, excluding term life
     reserves...................................     3,399,299     3,299,254       3,551,050     3,657,510
  Funds withheld account........................       263,428       263,428         170,920       170,920

(13) STOCKHOLDER'S EQUITY--RETAINED EARNINGS

     The maximum amount of dividends which can be paid by insurance companies domiciled in the State of Illinois to shareholders without prior approval of regulatory authorities is restricted. The maximum amount of dividends which can be paid by the Company without prior approval in 2000 is $59.1 million. The Company paid cash dividends of $115.0 million, $95.0 million and $29.3 million to Kemper during 1999, 1998 and 1997, respectively.

The Company's net income and capital and surplus as determined in accordance with statutory accounting principles were as follows:

                                                                  1999          1998          1997
                       (in thousands)                           --------      --------      --------
Net income..................................................    $ 59,116      $ 64,871      $ 58,372
                                                                ========      ========      ========
Statutory capital and surplus...............................    $394,966      $455,213      $476,924
                                                                ========      ========      ========

     In March 1998, the National Association of Insurance Commissioners approved the codification of statutory accounting principles. Codification is effective January 1, 2001. The Company has not quantified the impact that codification will have on its statutory financial position or results of operations.

(14) UNAUDITED INTERIM FINANCIAL INFORMATION

The following table sets forth the Company's unaudited quarterly financial information:

(in thousands)

                                         MARCH 31    JUNE 30     SEPTEMBER 30    DECEMBER 31      YEAR
QUARTER ENDED                            --------    --------    ------------    -----------    --------
1999 OPERATING SUMMARY
  Revenues...........................    $95,646     $ 86,164      $78,301        $103,308      $363,419
                                         =======     ========      =======        ========      ========
  Net operating income, excluding
     realized gains (losses).........    $11,222     $ 14,385      $11,568        $ 13,971      $ 51,147
  Net realized investment gains
     (losses)........................       (627)      (1,286)      (5,098)            805        (6,207)
                                         -------     --------      -------        --------      --------
          Net income.................    $10,595     $ 13,099      $ 6,470        $ 14,776      $ 44,940
                                         =======     ========      =======        ========      ========

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(14) UNAUDITED INTERIM FINANCIAL INFORMATION (CONTINUED)

                                         MARCH 31    JUNE 30     SEPTEMBER 30    DECEMBER 31      YEAR
QUARTER ENDED                            --------    --------    ------------    -----------    --------
1998 OPERATING SUMMARY
  Revenues...........................    $98,026     $110,003      $98,752        $112,958      $419,739
                                         =======     ========      =======        ========      ========
  Net operating income, excluding
     realized gains..................    $ 8,025     $  5,700      $ 7,169        $ 10,541      $ 31,435
  Net realized investment gains......      1,205       10,187        5,818          16,504        33,714
                                         -------     --------      -------        --------      --------
          Net income.................    $ 9,230     $ 15,887      $12,987        $ 27,045      $ 65,149
                                         =======     ========      =======        ========      ========
1997 OPERATING SUMMARY
  Revenues...........................    $89,055     $ 99,293      $86,071        $151,061      $425,480
                                         =======     ========      =======        ========      ========
  Net operating income, excluding
     realized gains(losses)..........    $ 9,590     $  7,701      $ 6,075        $  8,496      $ 31,862
  Net realized investment gains
     (losses)........................        578        5,305       (1,971)          2,943         6,855
                                         -------     --------      -------        --------      --------
          Net income.................    $10,168     $ 13,006      $ 4,104        $ 11,439      $ 38,717
                                         =======     ========      =======        ========      ========

(15) OPERATING SEGMENTS AND RELATED INFORMATION

     In June 1997, the Financial Accounting Standards Board ("the FASB") issued Statement of Financial Accounting Standards No. 131 ("FAS 131"), DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION. FAS 131 established standards for how to report information about operating segments. It also established standards for related disclosures about products and services, geographic areas and major customers. The Company adopted FAS 131 as of December 31, 1998 and the impact of implementation did not affect the Company's consolidated financial position, results of operations or cash flows. In the initial year of adoption, FAS 131 requires comparative information for earlier years to be restated, unless impracticable to do so.

     The Company, FKLA, Zurich Life Insurance Company of America, ("ZLICA"), and Fidelity Life Association ("FLA"), a Mutual Legal Reserve Company, owned by its policyholders, operate under the trade name Zurich Kemper Life. For purposes of this operating segment disclosure, Zurich Kemper Life will also include the operations of Zurich Direct, Inc., an affiliated direct marketing life insurance agency and excludes FLA, as it is owned by its policyholders.

     Zurich Kemper Life is segregated by Strategic Business Unit ("SBU"). The SBU concept employed by ZFS has each SBU concentrate on a specific customer market. The SBU is the focal point of Zurich Kemper Life, because it is at the SBU level that Zurich Kemper Life can clearly identify customer segments and then work to understand and satisfy the needs of each customer. The contributions of Zurich Kemper Life's SBUs to consolidated revenues, operating results and certain balance sheet data pertaining thereto, are shown in the following tables on the basis of accounting principles generally accepted in the United States.

     Zurich Kemper Life is segregated into the Life Brokerage, Financial, Retirement Solutions Group ("RSG") and Direct SBUs. The SBUs are not managed at the legal entity level, but rather at the Zurich Kemper Life level. Zurich Kemper Life's SBUs cross legal entity lines, as certain similar products are sold by more than one legal entity. The vast majority of the Company's business is derived from the Financial and RSG SBUs.

     Each SBU's revenue is derived from geographically dispersed areas as Zurich Kemper Life is licensed in the District of Columbia and all states except New York. During 1999, 1998 and 1997, Zurich Kemper Life did not derive net revenue from one customer that exceeded 10 percent of the total revenue of Zurich Kemper Life.

     The principal products and markets of Zurich Kemper Life's SBUs are as follows:

     LIFE BROKERAGE: The Life Brokerage SBU develops low cost term and universal life insurance, as well as fixed annuities, to market through independent agencies and national marketing organizations.

     FINANCIAL: The Financial SBU focuses on a wide range of products that provide for the accumulation, distribution and transfer of wealth and primarily includes variable and fixed annuities, variable universal life and bank-owned life insurance. These products are distributed to consumers through financial intermediaries such as

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(15) OPERATING SEGMENTS AND RELATED INFORMATION (CONTINUED) banks, brokerage firms and independent financial planners. Institutional business includes BOLI and funding agreements (included in FKLA).

     RSG: The RSG SBU has a sharp focus on its target customer. This SBU markets variable annuities to K-12 schoolteachers, administrators, and healthcare workers, along with college professors and certain employees of selected non-profit organizations. This target market is eligible for what the IRS designates as retirement-oriented savings or investment plans that qualify for special tax treatment.

     DIRECT: The Direct SBU is a direct marketer of basic, low-cost term life insurance through various marketing media.

Summarized financial information for ZKL's SBU's are as follows:

As of and for the period ending December 31, 1999:
(in thousands)

                                            LIFE
                                         BROKERAGE      FINANCIAL        RSG         DIRECT        TOTAL
          INCOME STATEMENT               ----------    -----------    ----------    --------    -----------
REVENUE
  Premium income.....................    $  145,533    $       410    $   --        $  8,038    $   153,981
  Net investment income..............       137,106        175,590       101,202       1,297        415,195
  Realized investment gains
     (losses)........................           976         (6,980)          (98)      --            (6,102)
  Fees and other income..............        70,477         48,873        35,742      44,528        199,620
                                         ----------    -----------    ----------    --------    -----------
          Total revenue..............       354,092        217,893       136,846      53,863        762,694
                                         ----------    -----------    ----------    --------    -----------
BENEFITS AND EXPENSES
  Policyholder benefits..............       200,161        112,869        68,801       3,529        385,360
  Intangible asset amortization......        54,957         12,053        13,989       --            80,999
  Net deferral of insurance
     acquisition costs...............       (37,433)       (43,664)      (20,624)    (41,412)      (143,133)
  Commissions and taxes, licenses and
     fees............................        21,881         66,702        26,700      17,411        132,694
  Operating expenses.................        56,179         25,101        23,611      71,194        176,085
                                         ----------    -----------    ----------    --------    -----------
          Total benefits and
            expenses.................       295,745        173,061       112,477      50,722        632,005
                                         ----------    -----------    ----------    --------    -----------
Income before income tax expense.....        58,347         44,832        24,369       3,141        130,689
Income tax expense...................        25,707         19,235        10,966       1,114         57,022
                                         ----------    -----------    ----------    --------    -----------
          Net income.................    $   32,640    $    25,597    $   13,403    $  2,027    $    73,667
                                         ==========    ===========    ==========    ========    ===========
BALANCE SHEET
  Total assets.......................    $3,066,956    $10,311,850    $4,755,437    $144,189    $18,278,432
                                         ==========    ===========    ==========    ========    ===========

                                                                           NET
                                                                         INCOME
                                                              REVENUE    (LOSS)       ASSETS
                                                              --------   -------   -------------
Total revenue, net income and assets, respectively, from
  above:....................................................  $762,694   $73,667    $18,278,432
                                                              --------   -------    -----------
Less:
  Revenue, net income and assets of FKLA....................   305,334    24,801      3,162,048
  Revenue, net income and assets of ZLICA...................    49,460     8,528        456,283
  Revenue, net loss and assets of Zurich Direct.............    44,481    (4,602)         4,385
                                                              --------   -------    -----------
  Totals per the Company's consolidated financial
     statements.............................................  $363,419   $44,940    $14,655,716
                                                              ========   =======    ===========

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(15) OPERATING SEGMENTS AND RELATED INFORMATION (CONTINUED)
As of and for the period ending December 31, 1998:
(in thousands)

                                             LIFE
                                          BROKERAGE     FINANCIAL        RSG         DIRECT        TOTAL
INCOME STATEMENT                          ----------    ----------    ----------    --------    -----------
REVENUE
  Premium income......................    $  160,067    $       56    $   --        $  5,583    $   165,706
  Net investment income...............       141,171       180,721       100,695         271        422,858
  Realized investment gains...........        20,335        33,691        15,659          30         69,715
  Fees and other income...............        80,831        40,421        31,074      23,581        175,907
                                          ----------    ----------    ----------    --------    -----------
       Total revenue..................       402,404       254,889       147,428      29,465        834,186
                                          ----------    ----------    ----------    --------    -----------
BENEFITS AND EXPENSES
  Policyholder benefits...............       243,793       117,742        73,844       2,110        437,489
  Intangible asset amortization.......        58,390        15,669        15,703       --            89,762
  Net deferral of insurance
     acquisition costs................       (55,569)       (9,444)      (22,964)    (22,765)      (110,742)
  Commissions and taxes, licenses and
     fees.............................        29,539        43,919        22,227      11,707        107,392
  Operating expenses..................        61,659        24,924        20,279      35,593        142,455
                                          ----------    ----------    ----------    --------    -----------
       Total benefits and expenses....       337,812       192,810       109,089      26,645        666,356
                                          ----------    ----------    ----------    --------    -----------
Income before income tax expense......        64,592        62,079        38,339       2,820        167,830
Income tax expense....................        26,774        24,340        14,794       1,001         66,909
                                          ----------    ----------    ----------    --------    -----------
       Net income.....................    $   37,818    $   37,739    $   23,545    $  1,819    $   100,921
                                          ==========    ==========    ==========    ========    ===========
BALANCE SHEET
  Total assets........................    $3,194,530    $8,232,927    $4,172,828    $ 46,254    $15,646,539
                                          ==========    ==========    ==========    ========    ===========

                                                                              NET
                                                                             INCOME
                                                                REVENUE      (LOSS)       ASSETS
                                                                --------    --------    -----------
Total revenue, net income and assets, respectively, from
  above:....................................................    $834,186    $100,921    $15,646,539
                                                                --------    --------    -----------
Less:
  Revenue, net income and assets of FKLA....................     336,841      35,953      2,986,381
  Revenue, net loss and assets of ZLICA.....................      54,058      (1,066)       416,115
  Revenue, net income and assets of Zurich Direct...........      23,548         885          4,322
                                                                --------    --------    -----------
       Totals per the Company's consolidated financial
          statements........................................    $419,739    $ 65,149    $12,239,721
                                                                ========    ========    ===========

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(15) OPERATING SEGMENTS AND RELATED INFORMATION (CONTINUED)
As of and for the period ending December 31, 1997:
(in thousands)

                                              LIFE
                                           BROKERAGE     FINANCIAL        RSG        DIRECT        TOTAL
           INCOME STATEMENT                ----------    ----------    ----------    -------    -----------
REVENUE
  Premium income.......................    $  167,439    $   --        $   --        $ 4,249    $   171,688
  Net investment income................       155,885       212,767        91,664        455        460,771
  Realized investment gains............         2,503         7,744         2,692         50         12,989
  Fees and other income................        78,668        73,823        23,663      8,007        184,161
                                           ----------    ----------    ----------    -------    -----------
       Total revenue...................       404,495       294,334       118,019     12,761        829,609
                                           ----------    ----------    ----------    -------    -----------
BENEFITS AND EXPENSES
  Policyholder benefits................       247,878       153,327        60,061      2,234        463,500
  Intangible asset amortization........        58,534        25,593        15,589      --            99,716
  Net deferral of insurance acquisition
     costs.............................       (50,328)      (18,222)      (13,033)    (5,242)       (86,825)
  Commissions and taxes, licenses and
     fees..............................        39,477        66,552        16,668      3,518        126,215
  Operating expenses...................        55,859        20,282        14,320     19,472        109,933
                                           ----------    ----------    ----------    -------    -----------
       Total benefits and expenses.....       351,420       247,532        93,605     19,982        712,539
                                           ----------    ----------    ----------    -------    -----------
Income (loss) before income tax expense
  (benefit)............................        53,075        46,802        24,414     (7,221)       117,070
Income tax expense (benefit)...........        25,554        21,144        10,545     (2,528)        54,715
                                           ----------    ----------    ----------    -------    -----------
       Net income (loss)...............    $   27,521    $   25,658    $   13,869    $(4,693)   $    62,355
                                           ==========    ==========    ==========    =======    ===========
BALANCE SHEET
  Total assets.........................    $2,877,854    $7,416,791    $3,759,173    $41,669    $14,095,487
                                           ==========    ==========    ==========    =======    ===========

                                                                              NET
                                                                            INCOME
                                                                REVENUE     (LOSS)       ASSETS
                                                                --------    -------    -----------
Total revenue, net income and assets, respectively, from
  above:....................................................    $829,609    $62,355    $14,095,487
Less:
  Revenue, net income and assets of FKLA....................     338,854     24,740      3,105,396
  Revenue, net income and assets of ZLICA...................      57,233      2,193        398,786
  Revenue, net loss and assets of Zurich Direct.............       8,042     (3,295)         1,655
                                                                --------    -------    -----------
       Totals per the Company's consolidated financial
          statements........................................    $425,480    $38,717    $10,589,650
                                                                ========    =======    ===========

(16) SUBSEQUENT EVENT

     In February 2000, the Company announced that it had entered into an agreement to purchase for $5.5 million the following related entities, all privately held New York corporations:

     - PMG Securities Corporation
     - PMG Asset Management, Inc.
     - PMG Life Agency, Inc., and
     - PMG Marketing, Inc.

     These companies were primarily purchased for their specialization in the target market of the RSG SBU. The acquisition is expected to close at the end of the first quarter 2000.

                                   APPENDIX A

                         TABLE OF DEATH BENEFIT FACTORS

ATTAINED                         ATTAINED                         ATTAINED                         ATTAINED
  AGE*           PERCENT           AGE*           PERCENT           AGE*           PERCENT           AGE*           PERCENT
--------         -------         --------         -------         --------         -------         --------         -------
  0-40             250              50              185              60              130               70            115
    41             243              51              178              61              128               71            113
    42             236              52              171              62              126               72            111
    43             229              53              164              63              124               73            109
    44             222              54              157              64              122               74            107
    45             215              55              150              65              120            75-90            105
    46             209              56              146              66              119               91            104
    47             203              57              142              67              118               92            103
    48             197              58              138              68              117               93            102
    49             191              59              134              69              116               94            101
                                                                                                       95+           100

* ATTAINED AGE IS THE AGE NEAREST BIRTHDAY AS OF THE BEGINNING OF THE POLICY
YEAR.

                                       A-1